UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.  )

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☐           Definitive Proxy Statement

☐          Definitive Additional Materials

☐           Soliciting Material Under Rule 14a-12

THE PEP BOYS-MANNY, MOE & JACK
(Name of Registrant as Specified in Its Charter)

GAMCO ASSET MANAGEMENT INC. MARIO J. GABELLI BRUCE M. LISMAN PHILIP T. BLAZEK F. JACK LIEBAU, JR. MATTHEW GOLDFARB
(Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

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PRELIMINARY COPY SUBJECT TO COMPLETION
DATED JUNE 8, 2015

GAMCO ASSET MANAGEMENT INC.

June [__], 2015

Dear Fellow PBY Shareholders:

GAMCO Asset Management Inc. and the other participants in this solicitation (collectively, “GAMCO” or “we”) are the beneficial owners of an aggregate of 10,195,222 shares of common stock, $1.00 par value per share (the “Common Shares”), of The Pep Boys – Manny, Moe & Jack, a Pennsylvania corporation (the “Company” or “PBY”), representing approximately 18.90% of the outstanding Common Shares.  For the reasons set forth in the attached proxy statement (the “Proxy Statement”), we are seeking representation on the board of directors of the Company (the “Board”).  We are seeking your support at the annual meeting of shareholders scheduled to be held at The Pep Boys’ Store Support Center, 3111 West Allegheny Avenue, Philadelphia, Pennsylvania, on Friday, July 10, 2015, at 9:00 a.m., eastern daylight time, including any adjournments or postponements thereof and any meeting which may be called in lieu thereof (the “Annual Meeting”), for the following:

1.           To elect GAMCO’s four (4) director nominees, Bruce M. Lisman, Philip T. Blazek, F. Jack Liebau, Jr., and Matthew Goldfarb (each a “Nominee” and, collectively, the “Nominees”), to serve until the 2016 annual meeting of shareholders and until their respective successors have been duly elected and qualified;

2.           To approve, on an advisory basis, the compensation of the Company’s named executive officers for the fiscal year ended January 31, 2015, (commonly known as “Say-on-Pay”);

3.           To ratify the appointment of Deloitte & Touche LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending January 30, 2016; and

4.           To transact such other business as may properly come before the Annual Meeting or any postponements, adjournments or recess thereof.

We believe that the Company is in urgent need of a fresh perspective and a focus on enhancing shareholder value, which, we believe, the Nominees will provide.  The Nominees do not have specific plans for the Company.

We are seeking to add four (4) representatives on the Board to ensure that the interests of the shareholders, the true owners of the Company, are appropriately represented in the boardroom.  There are currently nine (9) directors with the size of the Board being reduced to eight (8) members after the Annual Meeting.  The terms of each director currently serving on the Board expire at the Annual Meeting.  Through the attached Proxy Statement and enclosed BLUE proxy card, we are soliciting proxies to elect the Nominees.  By voting on the BLUE proxy card, a shareholder will be voting for GAMCO’s Nominees only.  GAMCO does not have the power to exercise discretionary authority to fill the other Board positions.  The BLUE proxy card does not confer voting power with respect to any of the Company’s director nominees.  Shareholders voting for GAMCO’s Nominees on the BLUE proxy will be disenfranchised with respect to the election of the four (4) other directors to be elected by holders of Common Shares.  There is no assurance that any of the Company’s nominees will serve as a director if all or some of our Nominees are elected.

We urge you to carefully consider the information contained in the attached Proxy Statement and then support our efforts by signing, dating and returning the enclosed BLUE proxy card today.  The attached Proxy Statement and the enclosed BLUE proxy card are first being furnished to the shareholders on or about _________, 2015.

If you have already voted for the incumbent management slate, you have every right to change your vote by signing, dating and returning a later dated proxy.

If you have any questions or require any assistance with your vote, please contact GAMCO at our address listed below.

Thank you for your support.

/s/ Mario J. Gabelli

Mario J. Gabelli
GAMCO Asset Management Inc.

If you have any questions, require assistance in voting your BLUE proxy card, or need additional copies of GAMCO’s proxy materials,
please contact GAMCO at the phone number listed below.

GAMCO ASSET MANAGEMENT INC.

ONE CORPORATE CENTER

RYE, NEW YORK 10580

(800) 422-3554

PRELIMINARY COPY SUBJECT TO COMPLETION
DATED JUNE 8, 2015

2015 ANNUAL MEETING OF SHAREHOLDERS
OF
THE PEP BOYS-MANNY, MOE & JACK
_________________________

PROXY STATEMENT
OF
GAMCO ASSET MANAGEMENT INC.
_________________________

PLEASE SIGN, DATE AND MAIL THE ENCLOSED BLUE PROXY CARD TODAY

GAMCO Asset Management Inc. (“GAMCO Asset Management”), Mario J. Gabelli and certain of their affiliates (collectively, “GAMCO” or “we”) are significant shareholders of The Pep Boys-Manny, Moe & Jack, a Pennsylvania corporation (the “Company” or “PBY”), owning in the aggregate approximately 18.90% of the outstanding shares of common stock, $1.00 par value per share (the “Common Shares”), of the Company.  We are seeking to add four (4) representatives on the board of directors of the Company (the “Board”) because we believe that the Board could be improved by the addition of directors who have strong, relevant backgrounds and who are committed to fully exploring all opportunities to unlock shareholder value.  We are seeking your support at the annual meeting of shareholders scheduled to be held at The Pep Boys’ Store Support Center, 3111 West Allegheny Avenue, Philadelphia, Pennsylvania on Friday, July 10, 2015, at 9:00 a.m., eastern daylight time (including any adjournments or postponements thereof and any meeting which may be called in lieu thereof, the “Annual Meeting”), for the following:

1.           To elect GAMCO’s four (4) director nominees, Bruce M. Lisman, Philip T. Blazek, F. Jack Liebau, Jr. and Matthew Goldfarb (each a “Nominee” and, collectively, the “Nominees”), to serve until the 2016 annual meeting of shareholders and until their respective successors have been duly elected and qualified;

2.           To approve, on an advisory basis, the compensation of the Company’s named executive officers for the fiscal year ended January 31, 2015, (commonly known as “Say-on-Pay”);

3.           To ratify the appointment of Deloitte & Touche LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending January 30, 2016; and

4.           To transact such other business as may properly come before the Annual Meeting or any postponements, adjournments or recess thereof.

This proxy statement (“Proxy Statement”) and the enclosed BLUE proxy card are first being furnished to the shareholders on or about _________, 2015.

As of the date hereof, GAMCO Asset Management and its affiliates, including Mr. Gabelli, and Mr. Lisman collectively own 10,195,222 Common Shares, constituting approximately 18.90% of the outstanding Common Shares.  We intend to vote such Common Shares FOR the election of the Nominees, [FOR] the ratification of Deloitte & Touche LLP as the Company’s independent registered public accountants and a vote to [FOR] the approval of the advisory Say-on-Pay proposal.

The Company has set the close of business on May 27, 2015 as the record date for determining shareholders entitled to notice of and to vote at the Annual Meeting (the “Record Date”).  The mailing address of the principal executive offices of the Company is 3111 West Allegheny Avenue, Philadelphia, Pennsylvania, Pennsylvania 19132.  The Common Shares comprise the Company’s only class of stock outstanding and entitled to vote at the Annual Meeting.  Shareholders of record at the close of business on the Record Date will be entitled to vote at the Annual Meeting.  According to the Company, as of May 27, 2015, there were 53,948,357 Common Shares outstanding.  Each shareholder will be entitled to one (1) vote, in person or by proxy, for each Common Share held as of the Record Date, on all matters. However, because the election of directors at the Annual Meeting is considered a contested election of directors, an election for which the number of nominees exceeds the number of directors to be elected, each shareholder is entitled to vote cumulatively.  Cumulative voting entitles each shareholder to the number of votes equal to the number of Common Shares owned by such shareholder multiplied by the number of directors to be elected.  Accordingly, and without satisfying any condition precedent, a shareholder may cast all of his votes for one (1) nominee for director or allocate his votes among each Nominee and the company nominees.

THIS SOLICITATION IS BEING MADE BY GAMCO AND NOT ON BEHALF OF THE BOARD OR MANAGEMENT OF THE COMPANY.  WE ARE NOT AWARE OF ANY OTHER MATTERS TO BE BROUGHT BEFORE THE ANNUAL MEETING OTHER THAN AS SET FORTH IN THIS PROXY STATEMENT.  SHOULD ANY OTHER MATTER, WHICH GAMCO IS NOT AWARE OF AT A REASONABLE TIME BEFORE THIS SOLICITATION, BE BROUGHT BEFORE THE ANNUAL MEETING, THE PERSONS NAMED AS PROXIES IN THE ENCLOSED BLUE PROXY CARD WILL VOTE ON SUCH MATTERS AT OUR DISCRETION CONSISTENT WITH RULE 14A-4(C)(3) PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

GAMCO URGES YOU TO SIGN, DATE AND RETURN THE BLUE PROXY CARD IN FAVOR OF THE ELECTION OF THE NOMINEES.

IF YOU HAVE ALREADY SENT A PROXY CARD FURNISHED BY COMPANY MANAGEMENT OR THE BOARD, YOU MAY REVOKE THAT PROXY AND VOTE ON EACH OF THE PROPOSALS DESCRIBED IN THIS PROXY STATEMENT BY SIGNING, DATING AND RETURNING THE ENCLOSED BLUE PROXY CARD.  THE LATEST DATED PROXY IS THE ONLY ONE THAT COUNTS.  ANY PROXY MAY BE REVOKED AT ANY TIME PRIOR TO THE ANNUAL MEETING BY DELIVERING A WRITTEN NOTICE OF REVOCATION OR A LATER DATED PROXY FOR THE ANNUAL MEETING OR BY VOTING IN PERSON AT THE ANNUAL MEETING.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting—This Proxy Statement and our BLUE proxy card are available at http://www.[__]

______________________________

IMPORTANT

Your vote is important, no matter how few Common Shares you own.  GAMCO urges you to sign, date, and return the enclosed BLUE proxy card today to vote FOR the election of the Nominees and in accordance with GAMCO’s recommendations on the other proposals on the agenda for the Annual Meeting.

•           If your Common Shares are registered in your own name, please sign and date the enclosed BLUE proxy card and return it to GAMCO in the enclosed postage-paid envelope today.

•           If your Common Shares are held in a brokerage account or bank, you are considered the beneficial owner of the Common Shares, and these proxy materials, together with a BLUE voting form, are being forwarded to you by your broker or bank.  As a beneficial owner, you must instruct your broker, trustee or other representative how to vote.  Your broker cannot vote your Common Shares on your behalf without your instructions.

•           Depending upon your broker or custodian, you may be able to vote either by toll-free telephone or by the Internet.  Please refer to the enclosed voting form for instructions about how to vote electronically.  You may also vote by signing, dating and returning the enclosed voting form.

Since only your latest dated proxy card will count, we urge you not to return any proxy card you receive from the Company.  Even if you return the management proxy card marked “WITHHOLD” as a protest against the incumbent directors, it will revoke any proxy card you may have previously sent to us.  Remember, you can vote for our Nominees only on our BLUE proxy card.  So please make certain that the latest dated proxy card you return is the BLUE proxy card.

GAMCO ASSET MANAGEMENT INC. ONE CORPORATE CENTER RYE, NEW YORK 10580 (800) 422-3554

BACKGROUND TO THE SOLICITATION

The following is a chronology of material events leading up to this proxy solicitation.

•
On November 13, 2014, GAMCO filed Amendment No. 11 to the Schedule 13D in which it disclosed it was considering interviewing potential candidates for nomination for election as directors of the Company at the Annual Meeting. The amended Schedule 13D further indicated that if one (1) or more of the individuals that it interviewed becomes a nominee for election as a director, GAMCO plans to cumulate its votes in favor of the election of such individual or individuals with the Common Shares for which it has voting authority.

•
On November 20, 2014, Robert H. Hotz, Chairman of the Board, and Brian D. Zuckerman, Senior Vice President, General Counsel & Secretary of the Company, had a telephone call with David Goldman, General Counsel, and George Maldonado, Director of Proxy Voting Services of GAMCO. During the discussion, Messrs. Hotz and Zuckerman indicated that the Board would be open to considering qualified nominees suggested by GAMCO.

•	On January 5, 2015, Mario J. Gabelli contacted Mr. Hotz to disclose GAMCO’s intention to nominate multiple individuals for election as directors of the Company at the Annual Meeting.

•
On January 28, 2015, GAMCO filed Amendment No. 12 to the Schedule 13D in which it disclosed its intention to recommend three (3) or more individuals to stand for election as directors of the Company at the Annual Meeting. Also, on January 28, 2015, Mr. Zuckerman contacted Mr. Maldonado to propose a telephone call between Mr. Hotz and Mr. Gabelli.

•
On January 29, 2015, Mr. Hotz had a telephone call with Mr. Gabelli during which Mr. Gabelli expressed concerns about the format of the Company’s stores and a desire for value creation for shareholders, including through consideration of sale leaseback transactions, dividends or the sale of the Company. Mr. Gabelli also informed Mr. Hotz that GAMCO was considering multiple candidates for nomination to stand for election as directors at the Annual Meeting, each of whom have experience with value creation. Mr. Hotz and Mr. Gabelli agreed to meet in person the following week.

•
On February 5, 2015, Mr. Hotz and Mr. Gabelli met in person. Mr. Gabelli expressed concerns that the Board was not sufficiently focused on the Company’s service business, and Mr. Gabelli indicated his view that the Board required meaningful reconstitution to best serve the interests of shareholders.

•	On March 2, 2015, the Board increased its size from eight (8) to nine (9) members, and appointed Robert L. Nardelli as a member of the Board.

•
On March 26, 2015, Mr. Zimmerman contacted Mr. Maldonado, indicating that the Board had set the Annual Meeting date for June 15, 2015 and that the record date for the Annual Meeting had been set for April 10, 2015.

•	On April 7, 2015, Mr. Gabelli had a telephone call with Mr. Hotz during which they discussed potential nominations to the Board by GAMCO.

•
On April 21, 2015, GAMCO delivered a nomination letter to the Company and filed Amendment No. 13 to the Schedule 13D in which it disclosed its intention to nominate five (5) candidates to stand for election to the Board at the Annual Meeting.

•	On April 22, 2015, the Company issued a press release acknowledging receipt of the nomination letter from GAMCO.

•
On April 28, 2015, Mr. Gabelli had a telephone call with Mr. Hotz. During the discussion, Mr. Hotz indicated that the Company would be open to adding only one (1) of GAMCO’s nominees to the Board and a mutually agreeable second (2nd) candidate.  Also, on April 28, 2015, the Board set the date for the Annual Meeting as July 10, 2015 and the Record Date for such meeting as May 27, 2015.

•	On April 29, 2015, the Company issued a Form 8-K publicly reporting the change in the Annual Meeting date and Record Date for the Annual Meeting.

•
On April 30, 2015, Mr. Maldonado contacted Mr. Zimmerman indicating that the July 10, 2015 Annual Meeting date differed from the June 15, 2015 Annual Meeting date that was previously communicated to GAMCO on March 26, 2015.  Given this change in the meeting date, GAMCO requested that the Company recognize the validity of GAMCO’s April 21, 2015 “Notice of Intent to Nominate Directors at The Pep Boys – Manny, Moe & Jack’s 2015 Annual Meeting of Shareholders.” GAMCO indicated that if it did not hear back from the Company, it would re-file its nomination notice because of the Company’s rescheduling of the Annual Meeting date.

•
On May 1, 2015, Mr. Zuckerman sent a letter to GAMCO acknowledging the Company’s receipt of GAMCO’s valid nomination letter and stating that the nominating and governance committee (the “Nominating Committee”) of the Board would like to interview GAMCO’s nominees. In the letter, the Company further requested that each of GAMCO’s nominees complete the Company’s director and officer questionnaire, once available.

•
On May 6, 2015, GAMCO responded on behalf of its nominees by confirming that GAMCO has provided all information with respect to the nominees that is required for the valid nomination of directors and all information that is required to be disclosed with respect to any director of the Company.

•
On May 7, 2015, GAMCO filed Amendment No. 14 to the Schedule 13D in which it disclosed its intention, as a result of the Company’s rescheduling of the Annual Meeting date, to re-examine the list of candidates that it submitted to the Company on April 21, 2015, and that it may decide to increase, decrease or make changes to its current slate of candidates.

•
On May 14, 2015, Mr. Zuckerman, on behalf of the Board, delivered to GAMCO a settlement proposal that contemplated, among other provisions, that Pep Boys would increase the size of the Board from nine (9) to eleven (11) members and would include two (2) nominees of GAMCO in its slate of directors at the Annual Meeting.  The Company indicated in its settlement proposal that the Company alone would decide which two (2) GAMCO candidates would be added to the expanded Board, as well as subject GAMCO to a standstill agreement. No current director would step off.

•
On May 18, 2015, GAMCO delivered a nomination letter to the Company and filed Amendment No. 15 to the Schedule 13D in which it disclosed its intention to nominate a sixth (6th) candidate for election to the Board at the Annual Meeting in addition to the five (5) candidates included on the prior nomination letter delivered to the Company on April 21, 2015.

•	On May 22, 2015, the Company filed its preliminary proxy statement with the Securities Exchange Commission (the “SEC”) with respect to the Annual Meeting.

•	On June 1, 2015, the Company filed its definitive proxy statement with the SEC with respect to the Annual Meeting.

•
On June 2, 2015, Mr. Gabelli and Mr. Hotz met in person. Mr. Gabelli and Mr. Hotz discussed, among other things, the possibility of a settlement agreement that would increase the size of the Board of Directors from eight to eleven and would include three nominees of GAMCO in its slate of directors at the 2015 Annual Meeting. Again, no current director would step off.

•
On June 5, 2015, Mr. Gabelli had a telephone call with Mr. Hotz, during which Mr. Gabelli expressed GAMCO’s view that a settlement agreement in the best interests of shareholders should increase the Board by only one (1) director from eight (8) to nine (9), two (2) directors should step down and the Company should include three (3) nominees of GAMCO in its slate of directors at the Annual Meeting.  GAMCO’s counterproposal was rejected by the Company.

•	On June 8, 2015, GAMCO filed its preliminary proxy statement with the SEC with respect to the Company’s Annual Meeting.

REASONS FOR THE SOLICITATION

We believe that urgent change is needed on the Board.  We have little confidence that the Board, as currently composed, is committed to taking the necessary steps to enhance shareholder value at the Company.  Therefore, we are soliciting your support to elect our Nominees at the Annual Meeting, whom we believe will bring significant and relevant experience, new insight and fresh perspectives to the Board.

We Are Concerned about the Company’s Prolonged Stock Underperformance

PBY stock performance has lagged meaningfully behind the performance of the broader market and of its peers.  The following chart provides a comparison of PBY’s cumulative total returns (stock price appreciation plus dividends, and assuming reinvestment of such dividends) to shareholders during the previous five (5) years to the cumulative total returns of each of the Standard & Poor’s SmallCap 600 Index, S&P 600 Automotive Retail Index and an index of peer and comparable companies as determined by PBY.(1)

Source: PBY Form 10-K for the fiscal year ended January 31, 2015.

	Jan 2010	Jan 2011	Jan 2012	Jan 2013	Jan 2014	Jan 2015
The Pep Boys – Manny, Moe & Jack	$100	$169.33	$147.85	$134.76	$146.14	$103.18
S&P SmallCap 600 Index	100	130.07	141.61	164.30	208.71	221.55
Peer Group	100	149.64	196.70	225.24	286.45	344.82
S&P 600 Automotive Retail Index	100	142.91	182.72	221.17	252.21	298.88
Note: Assumes $100.00 invested on January 1, 2010 in PBY Common Shares, the S&P SmallCap 600 Index, PBY’s selected Peer Group, and the S&P 600 Automotive Retail Index.

(1)           The S&P 600 Automotive Retail Index consists of companies in the S&P SmallCap 600 index that meet the definition of the automotive retail classification, and is currently comprised of: Group 1 Automotive, Inc.; Lithia Motors, Inc.; Monro Muffler Brake, Inc.; Sonic Automotive, Inc.; and The Pep Boys—Manny, Moe & Jack. The companies currently comprising the Peer Group are: Aaron's, Inc.; Advance Auto Parts, Inc.; AutoZone, Inc.; Big 5 Sporting Goods Corp.; Cabelas, Inc.; Conn's, Inc.; Dick's Sporting Goods, Inc.; HHGregg, Inc.; Midas, Inc. (included through FYE 2012); Monro Muffler Brake, Inc.; O'Reilly Automotive, Inc.; PetSmart, Inc.; RadioShack Corp.; Rent-A-Center, Inc.; Tractor Supply Co.; West Marine, Inc..

Our Four Nominees have the Experience, Qualifications and Objectivity Necessary to Fully Explore Opportunities to Unlock Value for Shareholders

As PBYs’ largest common shareholder, we have heightened concerns that the Board lacks the objectivity necessary to act in the best interests of shareholders.  We have identified four (4) highly qualified, independent directors who we believe will bring a fresh perspective into the boardroom and will be extremely helpful in evaluating and executing initiatives to unlock value at the Company.  Further, we believe that the Company’s continued underperformance and undervaluation warrant the addition of direct shareholder representatives on the Board to ensure that all decisions are made with the best interests of all shareholders as the primary objective.

Bruce M. Lisman. Mr. Lisman’s qualifications to serve on the Board include his extensive board experience as a chair, vice chair, and committee chair/member in a broad range of businesses and civic organizations.  GAMCO believes Mr. Lisman brings extensive board experience, executive experience and investment experience and strongly supports the nomination of Mr. Lisman for election to the Board at the Annual Meeting.

Philip T. Blazek. Mr. Blazek has vast financial, strategic and investment experience working with companies in a wide range of industries.  He has a proven record of reliable stewardship of investors' capital.  In addition, Mr. Blazek has worked extensively with public company managements and boards to drive accountability and shareholder value and to position such companies to perform well in the public markets.  These activities included long-term strategic roadmaps and transformations, capital allocation, mergers & acquisitions, strategic value drivers, corporate governance, alignment of compensation incentives, financial analytics and benchmarking, new business development, and business model optimizations.

F. Jack Liebau, Jr. Mr. Liebau’s qualifications to serve on the Board include his vast financial, strategic, executive and investment experience working with companies in a wide range of industries.  GAMCO believes Mr. Liebau’s experience serving on boards (both corporate and non-profit) gives him pertinent insights into working effectively with management teams, analyzing strategic options, and communicating with various constituencies and strongly supports the nomination of Mr. Liebau for election to the Board at the Annual Meeting.

Matthew Goldfarb. Mr. Goldfarb’s qualifications to serve on the Board include his vast investing experience, his experience with commercial and corporate law, as well as his extensive record of service on the boards of several public companies.  GAMCO also believes Mr. Goldfarb brings extensive executive and investment experience and GAMCO strongly supports the nomination of Mr. Goldfarb for election to the Board at the Annual Meeting.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

The Board is currently composed of nine (9) directors, with the size of the Board being reduced to eight (8) members after the Annual Meeting.  Directors of the Company are elected annually.  We are seeking your support at the Annual Meeting to elect our four (4) Nominees, Bruce M. Lisman, Philip T. Blazek, F. Jack Liebau, Jr. and Matthew Goldfarb.  Your vote to elect the Nominees will have the legal effect of replacing four (4) incumbent directors of the Company with the Nominees.

THE NOMINEES

The following information sets forth the name, age, business address, present principal occupation, and employment and material occupations, positions, offices, or employment for the past five (5) years of each Nominee.  The nominations were made in a timely manner and in compliance with the applicable provisions of the Company’s governing instruments.  The specific experience, qualifications, attributes and skills that led us to conclude that the Nominees should serve as directors of the Company are set forth above in the section entitled “Reasons for the Solicitation.”  This information has been furnished to us by the Nominees.  Each Nominee is a citizen of the United States of America.

Bruce M. Lisman, age 68, Mr. Bruce M. Lisman serves on the boards of directors of Myers Industries, Inc. (NYSE: MYE) (2015 – Present), National Life Group (2004 - Present), a mutual life insurance company with approximately $2 billion of revenues, PC Construction Company (2014 - Present), an engineering and construction company with approximately $500 million in revenues, and Merchants Bancshares, Inc. (NasdaqGS: MBVT) (2005 - Present), a community bank with approximately $1.8 billion of assets.  In addition, he serves on the boards of American Forests, Smithsonian Libraries, and the National Gardening Association.  Mr. Lisman was research director (1984 - 1987) and co-head of the institutional equity division (1987 - 2008) for The Bear Stearns Companies, Inc.  With his leadership, revenues increased from $50 million to $2.47 billion; head count from 150 to 2,350; and product and distribution expanded from strictly the US to operations in Europe, Latin America, Asia (excluding China), and China.  Pretax income reached $670 million in 2007.  After its acquisition by JPMorgan Chase & Co. (“JP Morgan”), he became chairman of JP Morgan’s global equity division, retiring in 2009.  He also was responsible for equity capital markets and worked extensively with chief executive officers, chief financial officers, and boards of directors across a variety of industries.  Earlier in his career, Mr. Lisman was director of global research at Lehman Brothers Holdings Inc., and prior to that he was an analyst covering banking companies (voted to Institutional Investor’s Analyst All Star Team four (4) times for banking industry analysis), as well as distribution, real estate, and capital goods companies.  He has served on the managing boards of Central Vermont Public Service, a public company from 2004 - 2009; the Hewitt School, Pace University, HS Broadcasting, BRUT, Inc., VELCO, STRYKE Trading, Shelburne Museum, and the Vermont Symphony Orchestra.  Mr. Lisman graduated from the University of Vermont and also served as its chairman for two (2) years.

GAMCO believes that Mr. Lisman’s qualifications to serve on the Board include his extensive board experience as a chair, vice chair, and committee chair/member in a broad range of businesses and civic organizations.  GAMCO believes Mr. Lisman brings extensive board experience, executive experience and investment experience and strongly supports the election of Mr. Lisman to the Board at the Annual Meeting.

Philip T. Blazek, age 47, has served as the president and principal executive officer of Special Diversified Opportunities Inc. (OTC Markets: SDOI) leading this public company through the closing of the sale of its former operating business and related operational wind down and through the strategic alternatives process to deploy its cash, since May 2013.  Mr. Blazek served as Managing Director at Korenvaes Management LLC, a family office firm focused on deep value debt and equity investments, from February 2012 until the firm’s founder closed the fund for personal reasons in July 2012.  From 2008 through January 2012, Mr. Blazek was President and Chief Investment Officer of Blazek Crow Holdings Capital, LP, an equity small-cap value investment fund he founded with the Crow Holdings Family Office. From 2005 to 2008, he served as a Partner of Greenway Capital, LP, an investment firm focused on providing new capital and actively working with managements of small-cap public companies.  Mr. Blazek’s investment banking advisory tenure included the Mergers & Acquisitions Group of Wasserstein Perella (and successor Dresdner Kleinwort Wasserstein) from 1996 to 2004 and the Telecom/Media/Technology Group in the Investment Banking Division of Goldman Sachs from 1991 to 1994.  He currently serves on the board of directors of Myers Industries, Inc. (NYSE: MYE); and he previously served on the board of directors of State Wide Aluminum, an Elkhart, Indiana supplier to the auto industry, from January 2000 to December 2001.  Mr. Blazek received an Economics degree at Harvard University in 1990 and MBA degree at Harvard Business School in 1996.  He is a Chartered Financial Analyst.

GAMCO believes the Board will benefit from Mr. Blazek’s breadth of experience working with management teams of both larger mature and smaller growth companies, regarding corporate strategy, allocation of capital, financial and strategic transactions, and business model improvements and transformations.  Furthermore, Mr. Blazek has invested in or advised numerous communications and technology services throughout his career, including co-heading the technology services M&A group at Dresdner Kleinwort Wasserstein from 2001 to 2004 and completing numerous transactions with related companies, including Electronic Data Systems (now Hewlett Packard), Alliance Data Systems, Crown Media Cable and GTE (now Verizon Communications Inc.).

F. Jack Liebau, Jr., age 51, has been in the investment management industry for thirty (30) years.  He began as a research analyst with The Capital Group in 1984, and from 1986 to 2003 was with Primecap Management Company (“Primecap“), at which he was a partner and portfolio manager.  At Primecap, he had research responsibilities for a number of industries, including media, industrials, chemicals, financials, and energy.  Mr. Liebau was a co-manager of two (2) mutual funds while at Primecap, the Vanguard Primecap and Capital Opportunity Funds.  In 2003, he founded Liebau Asset Management Company (“Liebau Asset’’), which managed money for individuals, foundations, and corporations.  In 2011, he moved from Liebau Asset to Davis Funds, an investment management firm, in New York City, at which Mr. Liebau was a partner and portfolio manager.  From 2013 - 2015, Mr. Liebau was with Alleghany Corporation (“Alleghany”), which was his business partner in Liebau Asset, at which he served as president and chief executive officer of Roundwood Asset Management, the subsidiary managing public equities for Alleghany’s insurance companies.  In running Roundwood, Mr. Liebau was responsible for managing the equity portfolio and investment professionals, along with other reporting and P&L responsibilities.  Mr. Liebau served as a director of Media General, Inc. (NYSE: MEG) (2008 - 2009) and, until that company was acquired by Kratos Defense & Security Solutions, Inc., served as a director of Herley Industries, Inc. (2010 - 2011).  Mr. Liebau currently serves on the board of directors of Myers Industries, Inc. (NYSE: MYE). Mr. Liebau is a graduate of Phillips Academy, Andover, and received his A.B. in Economics (with honors) from Stanford University.

GAMCO believes that Mr. Liebau’s qualifications to serve on the Board include his vast financial, strategic, executive and investment experience working with companies in a wide range of industries.  GAMCO believes Mr. Liebau’s experience serving on boards (both corporate and non-profit) gives him pertinent insights into working effectively with management teams, analyzing strategic options, and communicating with various constituencies and strongly supports the nomination of Mr. Liebau for election to the Board at the Annual Meeting.

Matthew Goldfarb, age 43, serves as chief restructuring officer and acting chief executive officer of Cline Mining Corporation, a Canadian mining company whose primary asset is the New Elk coking coal mine in southern Colorado.  Mr. Goldfarb also serves on the company’s board.  Prior to his position with Cline Mining, Mr. Goldfarb served as chief executive officer of Xinergy Ltd. (TSX: XRG), a central Appalachian coal producer, having previously served as its vice chairman and lead independent director since its initial public offering in December 2009 - November 2013.  From January 2009 until January 2010, Mr. Goldfarb managed a leveraged loan trading business at Pali Capital, Inc., a boutique investment banking firm.  Previously, Mr. Goldfarb was a director and senior investment analyst of The Blackstone Group/GSO Capital Partners from 2007-2008 and a Director and Senior Investment Analyst at Pirate Capital LLC, an event-driven hedge fund, from 2005-2006.  Prior to that, Mr. Goldfarb was with Icahn Associates Corp. for approximately five (5) years, and prior to his tenure with Icahn, Mr. Goldfarb was an associate at the law firm of Schulte Roth & Zabel LLP.  Mr. Goldfarb has previously served on the boards of directors of Huntingdon Capital Corp. (2013 - 2014), Fisher Communications, Inc. (2011 -2013), CKE Restaurants, Inc., and James River Coal Company.  Mr. Goldfarb graduated from the University of Wisconsin, with a Bachelor of Arts in Economics, and received a Juris Doctorate from Fordham University School of Law.

GAMCO believes that Mr. Goldfarb’s qualifications to serve on the Board include his vast investing experience, his experience with commercial and corporate law, as well as his extensive record of service on the boards of several public companies.  GAMCO also believes Mr. Goldfarb brings extensive executive and investment experience and GAMCO strongly supports the nomination of Mr. Goldfarb for election to the Board at the Annual Meeting.

The principal business address of Mr. Lisman is P.O. Box 1269, Shelburne, VT, 05482.  The principal business address of Mr. Blazek is c/o Special Diversified Opportunities Inc., 500 Crescent Court, Suite 230, Dallas, TX, 75201.  The principal business address of Mr. Liebau is P.O. Box 848, New Canaan, CT, 06840.  The principal business address of Mr. Goldfarb is 161 Bay Street, 26th Floor, Toronto, Ontario, Canada, M5J 2S1.

As of the date hereof, Mr. Lisman beneficially owns 2,000 shares of Common Shares.  For information regarding purchases and sales of securities of the Company during the past two (2) years by Mr. Lisman, see Schedule I.

As of the date hereof, none of Messrs. Blazek, Liebau or Goldfarb own beneficially or of record any securities of the Company, and none has made any purchases or sales of any securities of the Company during the past two (2) years.

Certain affiliates of GAMCO are beneficial owners of 1.02% of the common stock of Special Diversified Opportunities Inc., for which Mr. Blazek serves as President.  Also, GAMCO and certain of its affiliates are beneficial owners, on behalf of their investment advisory clients, of 22.01% of the common stock of Myers Industries, Inc., for which Mr. Blazek, Mr. Liebau and Mr. Lisman serve as directors.

Other than as set forth herein, there are no arrangements or understandings among GAMCO or any of its affiliates or clients and any of the Nominees or any other person or persons pursuant to which the nomination of the Nominees described herein is to be made, other than the consent by each Nominee to be named in this Proxy Statement and to serve as a director of the Company if elected as such at the Annual Meeting.  None of the Nominees is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries in any material pending legal proceedings.

Each Nominee presently is, and if elected as a director of the Company will be, an “independent director” within the meaning of (i) applicable NYSE listing standards applicable to board composition, including Rule 5605(a)(2) and (ii) Section 301 of the Sarbanes-Oxley Act of 2002, as amended. No Nominee is a member of the Company’s compensation, Nominating or audit committee (the “Audit Committee”) that is not independent under any such committee’s applicable independence standards.

We do not expect that the Nominees will be unable to stand for election, but, in the event that any Nominee is unable to serve or for good cause will not serve, the Common Shares represented by the enclosed BLUE proxy card will be voted for substitute nominee(s), to the extent this is not prohibited under the Bylaws and applicable law.  In any such case, Common Shares represented by the enclosed BLUE proxy card will be voted for such substitute nominee(s).  We reserve the right to nominate additional person(s), to the extent this is not prohibited under the Company’s Amended and Restated Bylaws (the “Bylaws”) and applicable law, if the Company increases the size of the Board above its existing size.  Additional nominations made pursuant to the preceding sentence will be without prejudice to the position of GAMCO that any attempt to increase the size of the current Board constitutes an unlawful manipulation of the Company’s corporate machinery.

WE URGE YOU TO VOTE FOR THE ELECTION OF THE NOMINEES ON THE ENCLOSED BLUE PROXY CARD.

PROPOSAL NO. 2

ADVISORY VOTE ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

As discussed in further detail in the Company’s proxy statement, the Company is asking shareholders to indicate their support for the compensation of the Company’s named executive officers.  This proposal, commonly known as a “Say-on-Pay” proposal, is not intended to address any specific item of compensation, but rather the overall compensation of the Company’s named executive officers and the philosophy, policies and practices described in the Company’s proxy statement.  Accordingly, the Company is asking shareholders to cast an advisory vote approving the compensation of its named executive officers as disclosed in the Executive Compensation section of the Company’s proxy statement.

According to the Company’s proxy statement, the vote on this “Say-on-Pay” proposal is non-binding on the Company, but the Compensation Committee and full Board will review the voting results in connection with their ongoing evaluation of the Company’s executive compensation program.

WE RECOMMEND A VOTE [FOR] THE APPROVAL OF THE NON-BINDING SAY-ON-PAY PROPOSAL AND INTEND TO VOTE OUR SHARES [FOR] THIS PROPOSAL.

PROPOSAL NO. 3

PROPOSAL TO RATIFY THE APPOINTMENT OF DELOITTE & TOUCHE AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

As discussed in further detail in the Company’s proxy statement, the Audit Committee of the Board has preliminarily selected Deloitte & Touche LLP to serve as the Company’s independent registered public accounting firm with respect to the consolidated financial statements of the Company and its subsidiaries for the fiscal year ending January 30, 2016 and is proposing that shareholders ratify such appointment.

As disclosed in the Company’s proxy statement, if the shareholders do not ratify the appointment of Deloitte & Touche LLP, another independent registered public accounting firm recommended by the Audit Committee will be considered by the Board for the fiscal year ending January 30, 2016.

WE RECOMMEND A VOTE [FOR] THE RATIFICATION OF THE AUDIT COMMITTEE’S APPOINTMENT OF DELOITTE & TOUCHE LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR ITS FISCAL YEAR ENDING DECEMBER 31, 2015 AND INTEND TO VOTE OUR SHARES [FOR] THIS PROPOSAL.

VOTING AND PROXY PROCEDURES

Only shareholders of record as of the Record Date will be entitled to notice of and to vote at the Annual Meeting.  Shareholders who sell their Common Shares before the Record Date (or acquire them without voting rights after the Record Date) may not vote such Common Shares.  Shareholders of record as of the Record Date will retain their voting rights in connection with the Annual Meeting even if they sell such Common Shares after the Record Date.  Based on publicly available information, GAMCO believes that the Common Shares are the sole outstanding class of securities of the Company entitled to vote at the Annual Meeting.  Each shareholder will be entitled to one (1) vote, in person or by proxy, for each Common Share held as of the Record Date, on all matters.

Shareholders have the right to cumulate their votes in the election of directors.  Cumulative voting means that a shareholder has the right to give any one (1) candidate who has been properly placed in nomination a number of votes equal to the number of directors to be elected multiplied by the number of Common Shares such shareholder held as of the Record Date, or to distribute such votes on the same principle among as many properly nominated candidates (up to the number of persons to be elected) as the shareholder may wish.  The shareholder may distribute all of the votes to (but not against) one (1) individual director nominee, or distribute his, her or its votes among (but not against) two (2) or more director nominees, as the shareholder chooses.  Unless otherwise instructed, Common Shares represented by properly executed BLUE proxy cards will be voted cumulatively at the Annual Meeting in favor of one (1) or more of our Nominees, at our sole discretion, in order to elect as many of our Nominees as possible.  The persons named as proxies in the enclosed BLUE proxy card will not cumulate or cast your votes for any nominee from whom you have withheld authority to vote.  A properly executed proxy marked “WITHHOLD” with respect to the election of one (1) or more directors will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether there is a quorum.

As a result of the cumulative voting in connection with the Company’s election of directors, if you provide vote allocation instructions for less than all of the votes that you are entitled to cast, the persons named as proxies in the enclosed BLUE proxy card shall be granted discretionary authority to cast your remaining votes pursuant to their discretion, except for any nominee for whom you have withheld authority by marking the “FOR ALL EXCEPT” box.  If you wish to grant the persons named as proxies in the enclosed BLUE proxy card discretionary authority to allocate votes among all our Nominees you may check the “FOR ALL” box, but you are not required to do so.  The persons named as proxies in the enclosed BLUE proxy card will retain discretionary authority to allocate votes among all our Nominees, except where you provide a specific instruction by hand marking the number of votes to be allocated or by marking the “for all except” box.

Common Shares represented by properly executed BLUE proxy cards will be voted at the Annual Meeting as marked and, in the absence of specific instructions, will be voted FOR the election of the Nominees, [FOR] the ratification of the selection of Deloitte & Touche LLP and vote [FOR] the approval of the Say-on-Pay Proposal, and as described herein.

According to the Company’s proxy statement for the Annual Meeting, the current Board intends to nominate eight (8) candidates for election at the Annual Meeting.  By voting on the BLUE proxy card, a shareholder will be voting for GAMCO’s Nominees only.  GAMCO does not have the power to exercise discretionary authority to fill the other Board positions.  The BLUE proxy card does not confer voting power with respect to any of the Company’s director nominees.  Shareholders voting for GAMCO’s Nominees on the BLUE proxy will be disenfranchised with respect to the election of the four (4) other directors to be elected by holders of Common Shares.  Under applicable proxy rules, we are required either to solicit proxies only for our Nominees, which could result in limiting the ability of shareholders to fully exercise their voting rights with respect to the Company’s nominees, or to solicit for our Nominees while also allowing shareholders to vote for fewer than all of the Company’s nominees, which enables a shareholder who desires to vote for our Nominees to also vote for certain of the Company’s nominees.  There is no assurance that any of the Company’s nominees will serve as directors if all or some of our Nominees are elected.

QUORUM; BROKER NON-VOTES; DISCRETIONARY VOTING

A majority of the Common Shares outstanding as of the Record Date, represented in person or by proxy, will constitute a quorum to permit the Annual Meeting to proceed.  According to the Company’s proxy statement, as of the Record Date there were 53,948,357 Common Shares outstanding.  Therefore, at the Annual Meeting, at least 26,974,179 shares must be present to establish a quorum.  Withheld votes and abstentions of Common Shares will be treated as present in person or represented by proxy for purposes of establishing a quorum for the Annual Meeting.  If such a quorum is present or represented by proxy, the Annual Meeting can proceed.  If a quorum of the holders of Common Shares is not present at the time the Annual Meeting is convened, shareholders of a majority of the Common Shares represented in person or by proxy may adjourn the Annual Meeting.

Even if a quorum is present, holders of a majority of the Common Shares represented in person or by proxy may adjourn the Annual Meeting.  GAMCO does not currently have any expectation that the Annual Meeting would be adjourned for any reason.  However, if there is a proposal to adjourn the Annual Meeting by a vote of the shareholders, or should other matters that GAMCO is not aware of at a reasonable time before this solicitation be brought before the Annual Meeting, the persons named as proxies on the enclosed BLUE proxy card will vote on such matters in their discretion consistent with Rule 14a-4(c)(3) promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

VOTES REQUIRED FOR APPROVAL

Election of Directors ─ According to the Company’s proxy statement and Amended and Restated Articles of Incorporation, the Company has adopted a majority vote standard for non-contested director elections and a plurality vote standard for contested director elections.  As a result of our nomination of the Nominees, the director election at the Annual Meeting will be contested, meaning that the eight (8) nominees for director receiving the highest vote totals will be elected as directors of the Company.  With respect to the election of directors, only votes cast “FOR” a nominee will be counted.  Proxy cards specifying that votes should be withheld with respect to one (1) or more nominees will result in those nominees receiving fewer votes but will not count as a vote against the nominees.  Neither an abstention nor a “no vote” will count as a vote cast “FOR” or “AGAINST” a director nominee.  Therefore, abstentions and “no votes” will have no direct effect on the outcome of the election of directors

If a stockholder wishes to cumulate his, her or its votes, he, she or it should multiply the number of votes he, she or it is entitled to cast by eight (8) (the number of directors to be elected) to derive a cumulative total and then write the number of votes for each director next to each director’s name on the BLUE proxy card.  The total votes cast in this manner may not exceed the cumulative total.

If a stockholder does not wish to cumulate votes for directors, he, she or it should indicate a vote “FOR” the nominees or a “WITHHOLD” vote with respect to the nominees, as provided on the BLUE proxy card.  A properly executed proxy marked “WITHHOLD” with respect to the election of one (1) or more directors will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether there is a quorum.

Other Proposals ─ If a quorum is present at the Annual Meeting, the approval of Proposals 2 and 3 will require the affirmative vote of the majority of the votes cast on each Proposal.  Abstentions by Common Shares entitled to vote on such Proposals will not be considered votes “cast” for matters, and therefore will have no effect on the vote for matters and will not be considered in determining whether such Proposals have received the requisite shareholder vote.  Any “no votes” with respect to such proposals will not be included in the total of votes that could be cast that are present for purposes of determining whether such proposals are approved, even though they will be included for purposes of determining a quorum.  If you sign and submit your BLUE proxy card without specifying how you would like your shares voted, your shares will be voted in accordance with GAMCO’s recommendations specified herein and in accordance with the discretion of the persons named on the BLUE proxy card with respect to any other matters that may be voted upon at the Annual Meeting.

REVOCATION OF PROXIES

Shareholders of the Company may revoke their proxies at any time prior to exercise by attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not in and of itself constitute revocation of a proxy) or by delivering a written notice of revocation.  The delivery of a subsequently dated proxy which is properly completed will constitute a revocation of any earlier proxy.  The revocation may be delivered to GAMCO at the address set forth on the back cover of this Proxy Statement or to the Company 3111 West Allegheny Avenue, Philadelphia, Pennsylvania 19132 or any other address provided by the Company.  Although a revocation is effective if delivered to the Company, we request that either the original or photostatic copies of all revocations be mailed to GAMCO at the address set forth on the back cover of this Proxy Statement so that we will be aware of all revocations and can more accurately determine if and when proxies have been received from the holders of record on the Record Date of a majority of the outstanding Common Shares.  Additionally, we may use this information to contact shareholders who have revoked their proxies in order to solicit later dated proxies for the election of the Nominees.

IF YOU WISH TO VOTE FOR THE ELECTION OF THE NOMINEES TO THE BOARD, PLEASE SIGN, DATE AND RETURN PROMPTLY THE ENCLOSED BLUE PROXY CARD IN THE POSTAGE-PAID ENVELOPE PROVIDED.

SOLICITATION OF PROXIES

The solicitation of proxies pursuant to this Proxy Statement is being made by GAMCO.  It is anticipated that the participants and certain staff members of GAMCO will participate in the solicitation of proxies in support of our Nominees set forth in this Proxy Statement.  Such staff members will receive no additional consideration if they assist in the solicitation of proxies.  Solicitations of proxies may be made in person, by telephone, by email, through the Internet, by mail and by facsimile.  Although no precise estimate can be made at the present time, it is estimated that the total expenditures in furtherance of, or in connection with, the solicitation of shareholders will not exceed $[_______], of which approximately $[_____] has been incurred to date.

Costs related to this solicitation of proxies, including expenditures for attorneys, accountants, public relations and financial advisors, proxy solicitors, advertising, printing, transportation and related expenses will be borne by GAMCO.  To the extent legally permissible, GAMCO has the option to seek reimbursement from the Company for those expenses if any of our Nominees are elected.  GAMCO does not currently intend to submit the question of such reimbursement to a vote of the shareholders.

ADDITIONAL PARTICIPANT INFORMATION

The Nominees, GAMCO Asset Management and Mr. Gabelli are participants in this solicitation.  The principal business of GAMCO Asset Management, a New York corporation, is acting as an investment manager providing discretionary managed account services for employee benefit plans, private investors, endowments, foundations and others.  GAMCO Asset Management is an investment adviser registered under The Investment Advisers Act of 1940, as amended.  Mr. Gabelli is the controlling shareholder, Chief Executive Officer and a director of GGCP, Inc. and Chairman and Chief Executive Officer of GAMCO Investors, Inc.  Mr. Gabelli is also a member of GGCP Holdings LLC and the controlling shareholder of Teton Advisors, Inc.

The address of the principal office of each of GAMCO Asset Management and Mr. Gabelli is One Corporate Center, Rye, New York 10580.

As of the date hereof, GAMCO Asset Management beneficially owns 7,046,951 Common Shares.  GAMCO Asset Management has dispositive power with respect to all of these Common Shares, and has voting power with respect to 6,292,751 Common Shares.  As of the date hereof, Mr. Gabelli does not own any Common Shares.  As of the date hereof, GAMCO Asset Management’s affiliates beneficially own an additional 10,193,222 Common Shares.  By virtue of his respective position with each of GAMCO Asset Management and its affiliates, Mr. Gabelli may be deemed to be the beneficial owner of all of the Common Shares held by GAMCO Asset Management and its affiliates.  As of the date hereof, GAMCO Asset Management and its affiliates, including Mr. Lisman, own an aggregate of 10,195,222 Common Shares.  As of the date hereof, Mr. Lisman owns 2,000 Common Shares and none of Messrs. Blazek, Liebau or Goldfarb own any Common Shares.  Depending on market conditions and other factors, each of Messrs. Lisman, Blazek, Liebau and Goldfarb, if elected, intend to acquire Common Shares or additional Common Shares, as applicable.

The Common Shares beneficially owned by each of GAMCO Asset Management and its affiliates were purchased with funds that were provided through the accounts of certain investment advisory clients (and, in the case of some of such accounts at GAMCO Asset Management, may be through borrowings from client margin accounts). For information regarding purchases and sales of securities of the Company during the past two (2) years by the participants in this solicitation, see Schedule I.

Except as set forth in this Proxy Statement (including the Schedules hereto), (i) during the past ten (10) years, no participant in this solicitation has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors); (ii) no participant in this solicitation directly or indirectly beneficially owns any securities of the Company (for exceptions, please refer to the cover letter and pages [  ] and [  ] of this Proxy Statement); (iii) no participant in this solicitation owns any securities of the Company which are owned of record but not beneficially (for exceptions, please refer to the cover letter and pages[  ] and [  ] of this Proxy Statement); (iv) no participant in this solicitation has purchased or sold any securities of the Company during the past two (2) years (for exceptions, please refer to Schedule I of this Proxy Statement); (v) no part of the purchase price or market value of the securities of the Company owned by any participant in this solicitation is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities (for exceptions, please refer to page [  ] of this Proxy Statement); (vi) no participant in this solicitation is, or within the past year was, a party to any contract, arrangements or understandings with any person with respect to any securities of the Company, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies; (vii) no associate of any participant in this solicitation owns beneficially, directly or indirectly, any securities of the Company (for exceptions, please refer to the cover letter and pages[  ] and [  ] of this Proxy Statement); (viii) no participant in this solicitation owns beneficially, directly or indirectly, any securities of any parent or subsidiary of the Company; (ix) no participant in this solicitation or any of his or its associates was a party to any transaction, or series of similar transactions, since the beginning of the Company’s last fiscal year, or is a party to any currently proposed transaction, or series of similar transactions, to which the Company or any of its subsidiaries was or is to be a party, in which the amount involved exceeds $120,000; (x) no participant in this solicitation or any of his or its associates has any arrangement or understanding with any person with respect to any future employment by the Company or its affiliates, or with respect to any future transactions to which the Company or any of its affiliates will or may be a party; and (xi) no participant in this solicitation has a substantial interest, direct or indirect, by securities holdings or otherwise in any matter to be acted on at the Annual Meeting.

There are no material proceedings to which any participant in this solicitation or any of his or its associates is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries.  With respect to each Nominee, none of the events enumerated in Item 401(f)(1)-(8) of Regulation S-K of the Exchange Act occurred during the past ten (10) years.

OTHER MATTERS AND ADDITIONAL INFORMATION

GAMCO is unaware of any other matters to be considered at the Annual Meeting.  However, should other matters that GAMCO is not aware of at a reasonable time before this solicitation be brought before the Annual Meeting, the persons named as proxies on the enclosed BLUE proxy card will vote on such matters in their discretion consistent with Rule 14a-4(c)(3) promulgated under the Exchange Act.

SHAREHOLDER PROPOSALS

Proposals of shareholders intended to be presented at the Company’s 2016 annual meeting of shareholders (the “2016 Annual Meeting”), in order to be included in the Company’s proxy statement and the form of proxy for the 2016 Annual Meeting, must be made by a qualified shareholder and must be received at the Company’s corporate office at 3111 West Allegheny Avenue, Philadelphia, Pennsylvania 19132, not later than February 2, 2016.  Such proposals should be addressed to the Company’s secretary and may be included in next year’s Company proxy materials if they comply with certain rules and regulations of the SEC governing shareholder proposals.

Under the Bylaws, a shareholder may directly propose business to be conducted, and/or nominate a candidate for election as a director of the Company with respect to an election to be held, at an annual meeting of shareholders only if written notice of such intention is received by the Company not less than fifty (50) nor more than seventy-five (75) days prior to the date of the scheduled shareholders’ meeting.  If the public announcement of the holding of the shareholders’ meeting was given less than sixty-five (65) days prior to the date of such meeting, then a shareholder’s notice received by the Company within ten (10) days of the date of such public announcement will be considered timely.

  In addition, in order for shareholder proposals that are submitted outside of SEC Rule 14a-8 and are intended to be considered by the shareholders at the 2016 Annual Meeting to be considered “timely” for purposes of SEC Rule 14a-4(c) under the Exchange Act, the proposal must be received by the secretary of the Company not less than fifty (50) days prior to the date of the scheduled shareholders’ meeting.  If a shareholder fails to provide such timely notice of a proposal to be presented at the 2016 Annual Meeting, the proxies designated by the Board will have discretionary authority to vote on any such proposal.

The information set forth above regarding the procedures for submitting shareholder proposals for consideration at the 2016 Annual Meeting is based on information contained in the Company’s proxy statement and organizational documents filed by the Company with the SEC.  The incorporation of this information in this proxy statement should not be construed as an admission by GAMCO that such procedures are legal, valid or binding.

INCORPORATION BY REFERENCE

WE HAVE OMITTED FROM THIS PROXY STATEMENT CERTAIN DISCLOSURE REQUIRED BY APPLICABLE LAW THAT IS EXPECTED TO BE INCLUDED IN THE COMPANY’S PROXY STATEMENT RELATING TO THE 2015 ANNUAL MEETING.  THIS DISCLOSURE IS EXPECTED TO INCLUDE, AMONG OTHER THINGS, CURRENT BIOGRAPHICAL INFORMATION ON THE COMPANY’S DIRECTORS, INFORMATION CONCERNING EXECUTIVE COMPENSATION, AND OTHER IMPORTANT INFORMATION.  SEE SCHEDULE II FOR INFORMATION REGARDING PERSONS WHO BENEFICIALLY OWN MORE THAN 5% OF THE SHARES AND THE OWNERSHIP OF THE SHARES BY THE DIRECTORS AND MANAGEMENT OF THE COMPANY.

The information concerning the Company contained in this Proxy Statement and the Schedules attached hereto has been taken from, or is based upon, publicly available information.

GAMCO ASSET MANAGEMENT INC.

__________, 2015

SCHEDULE I

TRANSACTIONS IN SECURITIES OF THE COMPANY
DURING THE PAST TWO (2) YEARS

CUSIP NO.	Purchase/Sale	Common Shares Purchased / Sold	Date of Purchase/Sale

GAMCO ASSET MANAGEMENT INC.

713278109	Buy	200	5/30/2013
713278109	Buy	1000	5/30/2013
713278109	Sell	2000	6/5/2013
713278109	Buy	10000	6/10/2013
713278109	Buy	5000	6/11/2013
713278109	Buy	5000	6/12/2013
713278109	Buy	2000	6/17/2013
713278109	Sell	1000	6/21/2013
713278109	Buy	2900	6/27/2013
713278109	Buy	4000	6/28/2013
713278109	Buy	10000	7/1/2013
713278109	Buy	10000	7/5/2013
713278109	Buy	2000	7/8/2013
713278109	Buy	1000	7/10/2013
713278109	Sell	2000	7/16/2013
713278109	Buy	1000	7/17/2013
713278109	Sell	1000	7/25/2013
713278109	Sell	100	8/7/2013
713278109	Sell	3200	8/13/2013
713278109	Sell	800	8/13/2013
713278109	Sell	500	8/14/2013

713278109	Sell	500	8/16/2013
713278109	Sell	500	8/16/2013
713278109	Sell	3200	8/16/2013
713278109	Sell	800	8/16/2013
713278109	Buy	4000	8/28/2013
713278109	Sell	1000	8/30/2013
713278109	Sell	1000	8/30/2013
713278109	Sell	4000	9/3/2013
713278109	Buy	4000	9/4/2013
713278109	Buy	2400	9/4/2013
713278109	Buy	1700	9/4/2013
713278109	Buy	900	9/4/2013
713278109	Sell	1500	9/5/2013
713278109	Buy	2400	9/6/2013
713278109	Buy	1700	9/6/2013
713278109	Buy	900	9/6/2013
713278109	Buy	8000	9/10/2013
713278109	Buy	20000	9/10/2013
713278109	Buy	20000	9/10/2013
713278109	Sell	10000	9/10/2013
713278109	Buy	3000	9/10/2013
713278109	Buy	2000	9/10/2013
713278109	Buy	30000	9/10/2013
713278109	Sell	1000	9/10/2013
713278109	Buy	22000	9/10/2013
713278109	Buy	3000	9/10/2013
713278109	Buy	4000	9/10/2013

713278109	Buy	2100	9/10/2013
713278109	Buy	1500	9/10/2013
713278109	Buy	900	9/10/2013
713278109	Buy	2000	9/11/2013
713278109	Sell	500	9/12/2013
713278109	Buy	2000	9/12/2013
713278109	Buy	10000	9/13/2013
713278109	Buy	3000	9/13/2013
713278109	Buy	5000	9/16/2013
713278109	Sell	3000	9/16/2013
713278109	Sell	4000	9/16/2013
713278109	Sell	5000	9/16/2013
713278109	Buy	136	9/17/2013
713278109	Buy	200	9/17/2013
713278109	Buy	8000	9/18/2013
713278109	Buy	8000	9/18/2013
713278109	Buy	4000	9/19/2013
713278109	Buy	1464	9/19/2013
713278109	Buy	1300	9/19/2013
713278109	Buy	400	9/19/2013
713278109	Buy	15300	9/24/2013
713278109	Buy	4000	9/25/2013
713278109	Buy	900	9/25/2013
713278109	Buy	700	9/25/2013
713278109	Buy	400	9/25/2013
713278109	Sell	500	10/1/2013
713278109	Sell	2500	10/1/2013

713278109	Sell	2500	10/1/2013
713278109	Buy	8000	10/7/2013
713278109	Sell	500	10/8/2013
713278109	Buy	2000	10/8/2013
713278109	Sell	1000	10/8/2013
713278109	Buy	5000	10/9/2013
713278109	Buy	10000	10/11/2013
713278109	Buy	3800	10/17/2013
713278109	Buy	500	10/17/2013
713278109	Buy	500	10/17/2013
713278109	Buy	4000	10/17/2013
713278109	Sell	1000	10/21/2013
713278109	Sell	500	10/24/2013
713278109	Sell	500	10/24/2013
713278109	Sell	2600	10/24/2013
713278109	Sell	10000	10/29/2013
713278109	Sell	3000	10/31/2013
713278109	Sell	1500	10/31/2013
713278109	Sell	1200	10/31/2013
713278109	Sell	500	11/1/2013
713278109	Sell	500	11/5/2013
713278109	Buy	500	11/6/2013
713278109	Sell	3000	11/7/2013
713278109	Buy	1000	11/13/2013
713278109	Sell	4500	11/14/2013
713278109	Buy	250	11/14/2013
713278109	Sell	4500	11/15/2013

713278109	Sell	2000	11/19/2013
713278109	Sell	500	11/19/2013
713278109	Sell	25	11/20/2013
713278109	Sell	400	11/20/2013
713278109	Sell	1000	11/20/2013
713278109	Sell	1000	11/22/2013
713278109	Sell	1000	11/25/2013
713278109	Sell	2000	11/25/2013
713278109	Sell	400	11/25/2013
713278109	Sell	4500	11/26/2013
713278109	Sell	3500	11/26/2013
713278109	Sell	2000	11/26/2013
713278109	Sell	300	11/27/2013
713278109	Sell	4000	11/27/2013
713278109	Sell	1500	11/29/2013
713278109	Sell	500	12/2/2013
713278109	Sell	1000	12/4/2013
713278109	Sell	3500	12/9/2013
713278109	Buy	1000	12/11/2013
713278109	Buy	1000	12/11/2013
713278109	Buy	10000	12/12/2013
713278109	Buy	1000	12/12/2013
713278109	Buy	10000	12/13/2013
713278109	Sell	1000	12/16/2013
713278109	Sell	400	12/16/2013
713278109	Buy	2100	12/16/2013
713278109	Buy	1200	12/16/2013

713278109	Buy	700	12/16/2013
713278109	Buy	2800	12/17/2013
713278109	Buy	2100	12/17/2013
713278109	Buy	1100	12/17/2013
713278109	Buy	20000	12/18/2013
713278109	Sell	250	12/18/2013
713278109	Buy	3500	12/18/2013
713278109	Buy	500	12/18/2013
713278109	Sell	250	12/18/2013
713278109	Sell	700	12/18/2013
713278109	Buy	400	12/18/2013
713278109	Sell	500	12/19/2013
713278109	Sell	300	12/19/2013
713278109	Buy	10000	12/19/2013
713278109	Sell	5000	12/19/2013
713278109	Buy	250	12/19/2013
713278109	Buy	1800	12/20/2013
713278109	Buy	5000	12/20/2013
713278109	Buy	4800	12/20/2013
713278109	Buy	3400	12/20/2013
713278109	Buy	1800	12/20/2013
713278109	Buy	500	12/23/2013
713278109	Sell	500	12/26/2013
713278109	Buy	25000	12/26/2013
713278109	Buy	600	12/27/2013
713278109	Buy	400	12/27/2013
713278109	Buy	25000	12/27/2013

713278109	Buy	2000	12/27/2013
713278109	Buy	10000	12/30/2013
713278109	Buy	30000	12/31/2013
713278109	Buy	1500	12/31/2013
713278109	Buy	1000	12/31/2013
713278109	Buy	15000	1/2/2014
713278109	Buy	200	1/2/2014
713278109	Buy	18924	1/3/2014
713278109	Buy	17346	1/6/2014
713278109	Buy	600	1/6/2014
713278109	Buy	3530	1/7/2014
713278109	Buy	1000	1/7/2014
713278109	Buy	700	1/7/2014
713278109	Buy	300	1/7/2014
713278109	Buy	1000	1/9/2014
713278109	Buy	15000	1/9/2014
713278109	Buy	5000	1/9/2014
713278109	Buy	2000	1/14/2014
713278109	Buy	1300	1/14/2014
713278109	Buy	700	1/14/2014
713278109	Sell	500	1/15/2014
713278109	Buy	5000	1/15/2014
713278109	Buy	2000	1/15/2014
713278109	Buy	10000	1/16/2014
713278109	Sell	500	1/17/2014
713278109	Buy	200	1/22/2014
713278109	Buy	150	1/22/2014

713278109	Buy	200	1/22/2014
713278109	Buy	200	1/22/2014
713278109	Buy	100	1/24/2014
713278109	Buy	100	1/24/2014
713278109	Sell	1000	1/27/2014
713278109	Sell	4000	1/31/2014
713278109	Sell	1000	1/31/2014
713278109	Buy	2800	1/31/2014
713278109	Buy	2000	1/31/2014
713278109	Buy	1000	1/31/2014
713278109	Sell	415	2/4/2014
713278109	Buy	1000	2/4/2014
713278109	Buy	1000	2/6/2014
713278109	Buy	2500	2/6/2014
713278109	Buy	4300	2/6/2014
713278109	Buy	800	2/6/2014
713278109	Buy	100	2/6/2014
713278109	Sell	500	2/10/2014
713278109	Buy	800	2/10/2014
713278109	Buy	2011	2/10/2014
713278109	Buy	300	2/10/2014
713278109	Buy	500	2/10/2014
713278109	Buy	7100	2/13/2014
713278109	Buy	2900	2/14/2014
713278109	Sell	1100	2/14/2014
713278109	Buy	1000	2/19/2014
713278109	Buy	500	2/20/2014

713278109	Buy	10000	2/21/2014
713278109	Buy	1190	2/21/2014
713278109	Buy	4089	2/24/2014
713278109	Buy	5911	2/25/2014
713278109	Buy	3700	2/28/2014
713278109	Sell	28000	3/4/2014
713278109	Sell	28000	3/5/2014
713278109	Sell	1000	3/6/2014
713278109	Sell	28000	3/6/2014
713278109	Sell	28000	3/7/2014
713278109	Buy	1700	3/7/2014
713278109	Buy	4889	3/7/2014
713278109	Buy	500	3/7/2014
713278109	Buy	100	3/7/2014
713278109	Buy	500	3/10/2014
713278109	Buy	1300	3/10/2014
713278109	Buy	200	3/10/2014
713278109	Sell	200	3/13/2014
713278109	Buy	7000	3/17/2014
713278109	Sell	1000	3/18/2014
713278109	Buy	250	3/18/2014
713278109	Sell	800	3/20/2014
713278109	Sell	2000	3/20/2014
713278109	Buy	10000	3/26/2014
713278109	Sell	400	3/27/2014
713278109	Sell	4500	3/27/2014
713278109	Buy	3500	3/31/2014

713278109	Sell	1000	3/31/2014
713278109	Buy	2344	3/31/2014
713278109	Buy	500	4/14/2014
713278109	Buy	1000	4/14/2014
713278109	Buy	5000	4/15/2014
713278109	Buy	11000	4/15/2014
713278109	Buy	10000	4/15/2014
713278109	Buy	20000	4/15/2014
713278109	Buy	12000	4/15/2014
713278109	Buy	10000	4/15/2014
713278109	Buy	7000	4/15/2014
713278109	Buy	4000	4/15/2014
713278109	Buy	4000	4/15/2014
713278109	Buy	5000	4/15/2014
713278109	Buy	7200	4/15/2014
713278109	Buy	5100	4/15/2014
713278109	Buy	2700	4/15/2014
713278109	Buy	2000	4/16/2014
713278109	Buy	2000	4/16/2014
713278109	Buy	4000	4/16/2014
713278109	Buy	1000	4/16/2014
713278109	Buy	1000	4/16/2014
713278109	Buy	2000	4/16/2014
713278109	Buy	1000	4/16/2014
713278109	Buy	237	4/16/2014
713278109	Buy	287	4/16/2014
713278109	Buy	238	4/16/2014

713278109	Buy	238	4/16/2014
713278109	Buy	3000	4/16/2014
713278109	Buy	1000	4/16/2014
713278109	Buy	500	4/17/2014
713278109	Buy	1000	4/17/2014
713278109	Buy	500	4/21/2014
713278109	Buy	500	4/21/2014
713278109	Buy	200	4/21/2014
713278109	Buy	1000	4/21/2014
713278109	Buy	4000	4/21/2014
713278109	Buy	500	4/21/2014
713278109	Buy	6300	4/22/2014
713278109	Buy	5700	4/22/2014
713278109	Buy	200	4/22/2014
713278109	Buy	500	4/23/2014
713278109	Sell	10500	4/23/2014
713278109	Buy	13100	4/23/2014
713278109	Buy	11900	4/23/2014
713278109	Buy	5000	4/23/2014
713278109	Buy	5300	4/24/2014
713278109	Buy	4700	4/24/2014
713278109	Buy	2000	4/24/2014
713278109	Buy	500	4/24/2014
713278109	Buy	5000	4/25/2014
713278109	Sell	334	4/25/2014
713278109	Buy	5900	4/28/2014
713278109	Buy	10000	4/28/2014

713278109	Sell	300	4/29/2014
713278109	Buy	2000	4/29/2014
713278109	Buy	3000	4/30/2014
713278109	Buy	9100	4/30/2014
713278109	Buy	10000	5/1/2014
713278109	Buy	1000	5/1/2014
713278109	Buy	800	5/1/2014
713278109	Buy	1000	5/1/2014
713278109	Sell	1000	5/2/2014
713278109	Sell	500	5/5/2014
713278109	Sell	3500	5/6/2014
713278109	Buy	1000	5/6/2014
713278109	Buy	2000	5/7/2014
713278109	Buy	2000	5/7/2014
713278109	Sell	1000	5/7/2014
713278109	Sell	1000	5/12/2014
713278109	Buy	5000	5/14/2014
713278109	Buy	15443	5/14/2014
713278109	Buy	20000	5/14/2014
713278109	Buy	500	5/14/2014
713278109	Buy	6000	5/15/2014
713278109	Buy	3000	5/15/2014
713278109	Buy	1000	5/15/2014
713278109	Buy	3300	5/15/2014
713278109	Buy	4557	5/15/2014
713278109	Buy	1500	5/15/2014
713278109	Buy	1000	5/15/2014

713278109	Buy	500	5/15/2014
713278109	Buy	1000	5/16/2014
713278109	Sell	1000	5/19/2014
713278109	Buy	1000	5/20/2014
713278109	Buy	5000	5/21/2014
713278109	Buy	2000	5/21/2014
713278109	Buy	3000	5/21/2014
713278109	Buy	700	5/21/2014
713278109	Sell	300	5/21/2014
713278109	Sell	500	5/27/2014
713278109	Sell	5000	5/29/2014
713278109	Buy	1000	5/30/2014
713278109	Sell	400	6/4/2014
713278109	Sell	500	6/5/2014
713278109	Buy	1000	6/9/2014
713278109	Sell	500	6/9/2014
713278109	Sell	1000	6/10/2014
713278109	Sell	600	6/11/2014
713278109	Sell	800	6/13/2014
713278109	Buy	3000	6/16/2014
713278109	Sell	1500	6/16/2014
713278109	Sell	300	6/18/2014
713278109	Sell	4500	6/20/2014
713278109	Buy	8800	6/23/2014
713278109	Sell	1000	6/24/2014
713278109	Sell	1000	6/25/2014
713278109	Buy	10659	6/26/2014

713278109	Buy	500	6/26/2014
713278109	Buy	2500	6/26/2014
713278109	Buy	5700	6/26/2014
713278109	Buy	4100	6/26/2014
713278109	Buy	2200	6/26/2014
713278109	Buy	40000	6/27/2014
713278109	Buy	25000	6/27/2014
713278109	Buy	500	6/30/2014
713278109	Sell	750	7/1/2014
713278109	Buy	5000	7/1/2014
713278109	Sell	125	7/1/2014
713278109	Sell	65	7/1/2014
713278109	Sell	500	7/2/2014
713278109	Buy	13290	7/7/2014
713278109	Sell	600	7/8/2014
713278109	Buy	2710	7/8/2014
713278109	Buy	3000	7/14/2014
713278109	Buy	4000	7/14/2014
713278109	Buy	1000	7/16/2014
713278109	Buy	4000	7/16/2014
713278109	Buy	1800	7/18/2014
713278109	Buy	1800	7/18/2014
713278109	Buy	900	7/18/2014
713278109	Buy	900	7/18/2014
713278109	Buy	1800	7/18/2014
713278109	Buy	900	7/18/2014
713278109	Buy	900	7/18/2014

713278109	Buy	800	7/18/2014
713278109	Buy	4000	7/18/2014
713278109	Buy	8000	7/22/2014
713278109	Buy	12000	7/22/2014
713278109	Buy	200	7/23/2014
713278109	Buy	500	7/23/2014
713278109	Buy	13000	7/23/2014
713278109	Buy	1800	7/24/2014
713278109	Buy	3500	7/24/2014
713278109	Buy	1000	7/24/2014
713278109	Buy	1000	7/24/2014
713278109	Buy	500	7/24/2014
713278109	Buy	500	7/24/2014
713278109	Buy	1000	7/24/2014
713278109	Buy	500	7/24/2014
713278109	Buy	500	7/24/2014
713278109	Buy	1400	7/24/2014
713278109	Buy	4000	7/25/2014
713278109	Buy	4000	7/25/2014
713278109	Buy	1000	7/25/2014
713278109	Buy	1000	7/25/2014
713278109	Buy	500	7/25/2014
713278109	Buy	2000	7/28/2014
713278109	Buy	3719	7/28/2014
713278109	Buy	1500	7/28/2014
713278109	Buy	281	7/29/2014
713278109	Buy	4000	7/31/2014

713278109	Sell	2000	8/14/2014
713278109	Buy	1000	8/15/2014
713278109	Buy	20000	8/20/2014
713278109	Sell	2000	8/21/2014
713278109	Buy	3200	8/21/2014
713278109	Buy	2000	8/21/2014
713278109	Buy	3000	8/21/2014
713278109	Buy	5600	8/21/2014
713278109	Buy	1100	8/21/2014
713278109	Buy	100	8/21/2014
713278109	Buy	6100	8/22/2014
713278109	Buy	5000	8/22/2014
713278109	Buy	2500	8/22/2014
713278109	Buy	3000	8/22/2014
713278109	Buy	2000	8/25/2014
713278109	Buy	2000	8/25/2014
713278109	Buy	1000	8/25/2014
713278109	Sell	1500	8/26/2014
713278109	Sell	1500	8/26/2014
713278109	Buy	3900	8/27/2014
713278109	Buy	3000	8/27/2014
713278109	Buy	3000	8/27/2014
713278109	Buy	2000	8/27/2014
713278109	Buy	1780	8/27/2014
713278109	Buy	220	8/27/2014
713278109	Sell	500	8/28/2014
713278109	Buy	8000	8/28/2014

713278109	Buy	15000	8/28/2014
713278109	Buy	5000	8/28/2014
713278109	Buy	3000	8/28/2014
713278109	Buy	5800	8/28/2014
713278109	Buy	1200	8/28/2014
713278109	Buy	2700	8/29/2014
713278109	Buy	5000	8/29/2014
713278109	Buy	4801	8/29/2014
713278109	Buy	900	8/29/2014
713278109	Buy	100	8/29/2014
713278109	Buy	7000	9/2/2014
713278109	Buy	10000	9/2/2014
713278109	Buy	2000	9/2/2014
713278109	Buy	300	9/2/2014
713278109	Buy	400	9/2/2014
713278109	Buy	100	9/2/2014
713278109	Buy	2000	9/3/2014
713278109	Buy	2000	9/3/2014
713278109	Buy	200	9/3/2014
713278109	Buy	8782	9/3/2014
713278109	Buy	399	9/3/2014
713278109	Buy	100	9/3/2014
713278109	Sell	1500	9/4/2014
713278109	Buy	5000	9/4/2014
713278109	Buy	6218	9/4/2014
713278109	Buy	7000	9/5/2014
713278109	Buy	500	9/5/2014

713278109	Buy	10000	9/5/2014
713278109	Buy	40000	9/9/2014
713278109	Buy	2000	9/9/2014
713278109	Buy	2000	9/9/2014
713278109	Buy	11000	9/9/2014
713278109	Sell	1000	9/9/2014
713278109	Buy	3000	9/9/2014
713278109	Buy	50000	9/9/2014
713278109	Buy	10000	9/9/2014
713278109	Buy	50000	9/9/2014
713278109	Buy	14000	9/9/2014
713278109	Sell	500	9/9/2014
713278109	Buy	10000	9/9/2014
713278109	Buy	11000	9/9/2014
713278109	Buy	10000	9/9/2014
713278109	Buy	8000	9/9/2014
713278109	Buy	4800	9/9/2014
713278109	Buy	3400	9/9/2014
713278109	Buy	1800	9/9/2014
713278109	Buy	3000	9/9/2014
713278109	Buy	1000	9/9/2014
713278109	Buy	4000	9/10/2014
713278109	Buy	3000	9/10/2014
713278109	Buy	2000	9/10/2014
713278109	Buy	20000	9/10/2014
713278109	Buy	2000	9/10/2014
713278109	Buy	1900	9/10/2014

713278109	Buy	1400	9/10/2014
713278109	Buy	700	9/10/2014
713278109	Buy	500	9/10/2014
713278109	Buy	300	9/10/2014
713278109	Buy	1000	9/10/2014
713278109	Buy	400	9/10/2014
713278109	Buy	1000	9/10/2014
713278109	Buy	500	9/10/2014
713278109	Buy	890	9/10/2014
713278109	Buy	110	9/10/2014
713278109	Buy	5000	9/12/2014
713278109	Buy	10000	9/12/2014
713278109	Buy	6400	9/12/2014
713278109	Buy	11200	9/12/2014
713278109	Buy	2200	9/12/2014
713278109	Buy	200	9/12/2014
713278109	Buy	7300	9/12/2014
713278109	Buy	1300	9/12/2014
713278109	Buy	1400	9/12/2014
713278109	Buy	500	9/12/2014
713278109	Buy	890	9/12/2014
713278109	Buy	110	9/12/2014
713278109	Buy	5000	9/15/2014
713278109	Buy	5000	9/15/2014
713278109	Buy	7200	9/15/2014
713278109	Buy	1400	9/15/2014
713278109	Buy	1400	9/15/2014

713278109	Buy	11679	9/16/2014
713278109	Buy	3000	9/16/2014
713278109	Buy	2000	9/16/2014
713278109	Sell	400	9/16/2014
713278109	Sell	1000	9/16/2014
713278109	Buy	3200	9/16/2014
713278109	Buy	1200	9/16/2014
713278109	Buy	5600	9/16/2014
713278109	Buy	1100	9/16/2014
713278109	Buy	100	9/16/2014
713278109	Buy	890	9/16/2014
713278109	Buy	110	9/16/2014
713278109	Buy	600	9/16/2014
713278109	Sell	285	9/16/2014
713278109	Sell	285	9/16/2014
713278109	Sell	285	9/16/2014
713278109	Sell	145	9/16/2014
713278109	Buy	3321	9/17/2014
713278109	Sell	800	9/17/2014
713278109	Buy	3000	9/17/2014
713278109	Buy	13800	9/17/2014
713278109	Buy	3000	9/18/2014
713278109	Buy	10000	9/19/2014
713278109	Buy	700	9/22/2014
713278109	Buy	6579	9/22/2014
713278109	Buy	7000	9/22/2014
713278109	Buy	5000	9/22/2014

713278109	Buy	4300	9/22/2014
713278109	Buy	3100	9/22/2014
713278109	Buy	1600	9/22/2014
713278109	Buy	2000	9/23/2014
713278109	Buy	8421	9/23/2014
713278109	Buy	5000	9/23/2014
713278109	Buy	4400	9/23/2014
713278109	Buy	500	9/23/2014
713278109	Buy	500	9/23/2014
713278109	Buy	1000	9/23/2014
713278109	Sell	800	9/23/2014
713278109	Buy	1000	9/23/2014
713278109	Buy	1000	9/23/2014
713278109	Buy	3400	9/23/2014
713278109	Buy	2300	9/23/2014
713278109	Buy	1300	9/23/2014
713278109	Buy	500	9/23/2014
713278109	Buy	1000	9/23/2014
713278109	Buy	200	9/23/2014
713278109	Buy	400	9/23/2014
713278109	Buy	500	9/23/2014
713278109	Buy	1500	9/24/2014
713278109	Buy	500	9/24/2014
713278109	Buy	3500	9/25/2014
713278109	Sell	400	9/26/2014
713278109	Buy	15000	9/29/2014
713278109	Buy	4000	9/30/2014

713278109	Buy	5000	9/30/2014
713278109	Buy	500	9/30/2014
713278109	Buy	445	9/30/2014
713278109	Buy	55	9/30/2014
713278109	Buy	4230	10/1/2014
713278109	Buy	4770	10/1/2014
713278109	Sell	900	10/2/2014
713278109	Buy	7100	10/2/2014
713278109	Buy	7900	10/2/2014
713278109	Buy	500	10/3/2014
713278109	Buy	2200	10/3/2014
713278109	Buy	2800	10/3/2014
713278109	Buy	7000	10/7/2014
713278109	Buy	8000	10/7/2014
713278109	Sell	2000	10/8/2014
713278109	Buy	5000	10/10/2014
713278109	Buy	5000	10/10/2014
713278109	Buy	1000	10/10/2014
713278109	Buy	1000	10/10/2014
713278109	Buy	400	10/13/2014
713278109	Sell	200	10/15/2014
713278109	Buy	500	10/16/2014
713278109	Buy	600	10/16/2014
713278109	Sell	1000	10/16/2014
713278109	Sell	2000	10/17/2014
713278109	Buy	1000	10/20/2014
713278109	Buy	500	10/20/2014

713278109	Buy	500	10/20/2014
713278109	Buy	500	10/21/2014
713278109	Buy	1200	10/21/2014
713278109	Sell	2000	10/21/2014
713278109	Buy	1000	10/21/2014
713278109	Buy	500	10/21/2014
713278109	Buy	5000	10/22/2014
713278109	Sell	95	10/23/2014
713278109	Buy	1900	10/23/2014
713278109	Buy	2100	10/23/2014
713278109	Buy	3000	10/23/2014
713278109	Buy	4000	10/24/2014
713278109	Sell	5000	10/24/2014
713278109	Sell	1000	10/27/2014
713278109	Buy	300	10/27/2014
713278109	Buy	5000	10/27/2014
713278109	Sell	500	10/27/2014
713278109	Sell	700	10/27/2014
713278109	Buy	1100	10/27/2014
713278109	Buy	4000	10/28/2014
713278109	Buy	1700	10/28/2014
713278109	Sell	1000	10/28/2014
713278109	Buy	2000	10/28/2014
713278109	Buy	500	10/29/2014
713278109	Buy	500	10/29/2014
713278109	Buy	4000	10/29/2014
713278109	Buy	500	10/29/2014

713278109	Buy	2000	10/29/2014
713278109	Buy	4000	10/30/2014
713278109	Buy	1500	10/30/2014
713278109	Sell	3000	10/31/2014
713278109	Sell	1000	10/31/2014
713278109	Buy	4500	10/31/2014
713278109	Buy	700	10/31/2014
713278109	Buy	800	10/31/2014
713278109	Sell	2000	11/3/2014
713278109	Buy	2200	11/3/2014
713278109	Sell	1000	11/4/2014
713278109	Sell	2000	11/6/2014
713278109	Buy	4000	11/6/2014
713278109	Buy	25000	11/7/2014
713278109	Buy	4000	11/10/2014
713278109	Buy	9885	11/10/2014
713278109	Buy	3000	11/10/2014
713278109	Buy	8000	11/12/2014
713278109	Buy	5000	11/12/2014
713278109	Buy	3000	11/12/2014
713278109	Buy	1000	11/13/2014
713278109	Buy	2000	11/13/2014
713278109	Buy	300	11/13/2014
713278109	Buy	5000	11/13/2014
713278109	Buy	500	11/13/2014
713278109	Buy	1000	11/13/2014
713278109	Buy	2000	11/13/2014

713278109	Buy	1500	11/13/2014
713278109	Sell	1000	11/14/2014
713278109	Buy	5000	11/14/2014
713278109	Buy	3200	11/14/2014
713278109	Buy	1000	11/14/2014
713278109	Buy	800	11/14/2014
713278109	Buy	500	11/17/2014
713278109	Buy	4000	11/17/2014
713278109	Buy	1000	11/18/2014
713278109	Buy	2000	11/18/2014
713278109	Buy	100	11/18/2014
713278109	Buy	5115	11/19/2014
713278109	Sell	1000	11/19/2014
713278109	Sell	1000	11/19/2014
713278109	Buy	1400	11/19/2014
713278109	Sell	3000	11/20/2014
713278109	Buy	2000	11/26/2014
713278109	Buy	5000	12/1/2014
713278109	Buy	500	12/3/2014
713278109	Buy	4000	12/4/2014
713278109	Sell	2500	12/5/2014
713278109	Buy	2000	12/5/2014
713278109	Buy	4000	12/8/2014
713278109	Buy	2000	12/8/2014
713278109	Buy	1000	12/8/2014
713278109	Buy	9000	12/8/2014
713278109	Buy	1500	12/8/2014

713278109	Buy	2000	12/8/2014
713278109	Buy	1500	12/8/2014
713278109	Buy	5000	12/9/2014
713278109	Buy	10000	12/9/2014
713278109	Buy	8900	12/9/2014
713278109	Buy	1000	12/9/2014
713278109	Buy	4000	12/10/2014
713278109	Buy	2500	12/10/2014
713278109	Buy	2000	12/10/2014
713278109	Buy	2500	12/10/2014
713278109	Buy	5000	12/10/2014
713278109	Sell	300	12/10/2014
713278109	Buy	1000	12/10/2014
713278109	Sell	300	12/10/2014
713278109	Buy	1000	12/10/2014
713278109	Buy	2600	12/10/2014
713278109	Buy	1500	12/10/2014
713278109	Buy	1500	12/11/2014
713278109	Buy	1500	12/11/2014
713278109	Sell	600	12/11/2014
713278109	Sell	400	12/11/2014
713278109	Buy	1000	12/12/2014
713278109	Sell	1000	12/15/2014
713278109	Buy	300	12/15/2014
713278109	Buy	400	12/15/2014
713278109	Sell	100	12/16/2014
713278109	Buy	1000	12/16/2014

713278109	Buy	1000	12/16/2014
713278109	Sell	6000	12/16/2014
713278109	Buy	1000	12/18/2014
713278109	Sell	10000	12/18/2014
713278109	Buy	500	12/19/2014
713278109	Sell	5000	12/22/2014
713278109	Sell	1000	12/23/2014
713278109	Buy	500	12/23/2014
713278109	Buy	15000	12/23/2014
713278109	Buy	1000	12/23/2014
713278109	Buy	5000	12/23/2014
713278109	Buy	5000	12/24/2014
713278109	Buy	1500	12/24/2014
713278109	Sell	500	1/8/2015
713278109	Sell	1500	1/8/2015
713278109	Buy	4000	1/12/2015
713278109	Sell	200	1/15/2015
713278109	Sell	1300	1/16/2015
713278109	Sell	1400	1/20/2015
713278109	Buy	1000	1/20/2015
713278109	Sell	3000	1/20/2015
713278109	Sell	1300	1/21/2015
713278109	Sell	1000	1/21/2015
713278109	Buy	500	1/21/2015
713278109	Buy	4000	1/21/2015
713278109	Buy	1000	1/21/2015
713278109	Buy	300	1/21/2015

713278109	Buy	500	1/22/2015
713278109	Buy	600	1/22/2015
713278109	Sell	500	1/23/2015
713278109	Buy	500	1/23/2015
713278109	Buy	1000	1/23/2015
713278109	Buy	1000	1/23/2015
713278109	Buy	400	1/23/2015
713278109	Buy	1000	1/23/2015
713278109	Buy	500	1/23/2015
713278109	Buy	1000	1/23/2015
713278109	Buy	1000	1/23/2015
713278109	Buy	1000	1/23/2015
713278109	Sell	500	1/26/2015
713278109	Sell	500	1/26/2015
713278109	Buy	1000	1/26/2015
713278109	Buy	2000	1/27/2015
713278109	Buy	750	1/27/2015
713278109	Buy	500	1/27/2015
713278109	Buy	2000	1/27/2015
713278109	Buy	750	1/27/2015
713278109	Buy	1000	1/27/2015
713278109	Buy	1000	1/27/2015
713278109	Sell	1500	1/28/2015
713278109	Buy	500	1/28/2015
713278109	Buy	1000	1/28/2015
713278109	Sell	1500	1/28/2015
713278109	Buy	800	1/28/2015

713278109	Buy	1200	1/28/2015
713278109	Buy	1000	1/28/2015
713278109	Buy	1000	1/30/2015
713278109	Buy	1000	1/30/2015
713278109	Buy	1000	1/30/2015
713278109	Buy	1000	1/30/2015
713278109	Sell	7200	2/2/2015
713278109	Buy	2000	2/2/2015
713278109	Buy	10000	2/4/2015
713278109	Buy	1000	2/4/2015
713278109	Buy	1000	2/4/2015
713278109	Buy	1000	2/4/2015
713278109	Buy	1000	2/4/2015
713278109	Buy	2000	2/5/2015
713278109	Buy	5000	2/5/2015
713278109	Buy	300	2/5/2015
713278109	Sell	800	2/5/2015
713278109	Buy	1000	2/10/2015
713278109	Sell	2500	2/10/2015
713278109	Sell	400	2/10/2015
713278109	Sell	300	2/10/2015
713278109	Sell	300	2/17/2015
713278109	Buy	3200	2/17/2015
713278109	Buy	5600	2/17/2015
713278109	Buy	1100	2/17/2015
713278109	Buy	100	2/17/2015
713278109	Buy	3200	2/18/2015

713278109	Buy	5700	2/18/2015
713278109	Buy	1100	2/18/2015
713278109	Buy	2000	2/19/2015
713278109	Buy	1000	2/19/2015
713278109	Buy	5000	2/19/2015
713278109	Buy	200	2/19/2015
713278109	Buy	1000	2/19/2015
713278109	Buy	200	2/19/2015
713278109	Buy	1000	2/20/2015
713278109	Buy	800	2/23/2015
713278109	Buy	300	2/23/2015
713278109	Buy	500	2/23/2015
713278109	Buy	100	2/23/2015
713278109	Buy	100	2/23/2015
713278109	Buy	100	2/23/2015
713278109	Sell	1200	2/23/2015
713278109	Buy	1000	2/24/2015
713278109	Sell	100	2/24/2015
713278109	Sell	500	2/24/2015
713278109	Buy	5000	2/25/2015
713278109	Sell	1000	2/26/2015
713278109	Sell	103	2/27/2015
713278109	Buy	4000	2/27/2015
713278109	Buy	1000	3/3/2015
713278109	Buy	500	3/5/2015
713278109	Buy	2000	3/6/2015
713278109	Buy	1000	3/10/2015

713278109	Sell	500	3/12/2015
713278109	Buy	1000	3/12/2015
713278109	Sell	1000	3/17/2015
713278109	Buy	4000	3/18/2015
713278109	Buy	1000	3/18/2015
713278109	Buy	1000	3/20/2015
713278109	Buy	500	3/23/2015
713278109	Sell	500	3/25/2015
713278109	Sell	1000	3/25/2015
713278109	Buy	2000	4/1/2015
713278109	Buy	1050	4/1/2015
713278109	Buy	950	4/1/2015
713278109	Buy	2000	4/1/2015
713278109	Buy	861	4/1/2015
713278109	Buy	600	4/1/2015
713278109	Buy	900	4/1/2015
713278109	Buy	1000	4/2/2015
713278109	Buy	5000	4/2/2015
713278109	Buy	1000	4/6/2015
713278109	Buy	1539	4/6/2015
713278109	Buy	1100	4/6/2015
713278109	Buy	1000	4/6/2015
713278109	Buy	18000	4/7/2015
713278109	Buy	2400	4/7/2015
713278109	Buy	2000	4/7/2015
713278109	Buy	4000	4/7/2015
713278109	Sell	1000	4/8/2015

713278109	Buy	3800	4/8/2015
713278109	Sell	1500	4/8/2015
713278109	Buy	6200	4/9/2015
713278109	Sell	200	4/13/2015
713278109	Sell	400	4/13/2015
713278109	Sell	500	4/13/2015
713278109	Sell	2500	4/13/2015
713278109	Sell	7800	4/13/2015
713278109	Sell	9200	4/13/2015
713278109	Sell	1000	4/13/2015
713278109	Buy	5000	4/14/2015
713278109	Buy	8000	4/14/2015
713278109	Buy	4000	4/14/2015
713278109	Buy	5000	4/14/2015
713278109	Buy	2000	4/14/2015
713278109	Buy	30000	4/14/2015
713278109	Buy	4000	4/14/2015
713278109	Buy	600	4/14/2015
713278109	Buy	7000	4/14/2015
713278109	Buy	1000	4/14/2015
713278109	Buy	2000	4/14/2015
713278109	Buy	5000	4/14/2015
713278109	Buy	500	4/14/2015
713278109	Buy	3000	4/14/2015
713278109	Buy	1000	4/14/2015
713278109	Buy	1000	4/14/2015
713278109	Buy	4000	4/14/2015

713278109	Buy	500	4/14/2015
713278109	Buy	500	4/14/2015
713278109	Buy	500	4/14/2015
713278109	Buy	500	4/14/2015
713278109	Buy	1300	4/14/2015
713278109	Buy	1000	4/14/2015
713278109	Buy	500	4/14/2015
713278109	Buy	1000	4/14/2015
713278109	Buy	500	4/14/2015
713278109	Buy	4000	4/15/2015
713278109	Buy	2000	4/15/2015
713278109	Buy	31000	4/15/2015
713278109	Buy	2000	4/15/2015
713278109	Buy	500	4/15/2015
713278109	Buy	2000	4/15/2015
713278109	Sell	500	4/15/2015
713278109	Buy	5000	4/15/2015
713278109	Buy	2000	4/15/2015
713278109	Buy	2000	4/15/2015
713278109	Buy	5000	4/15/2015
713278109	Buy	4000	4/15/2015
713278109	Buy	1500	4/15/2015
713278109	Buy	1500	4/15/2015
713278109	Buy	2000	4/15/2015
713278109	Buy	2000	4/15/2015
713278109	Buy	500	4/16/2015
713278109	Buy	2000	4/16/2015

713278109	Buy	7000	4/17/2015
713278109	Buy	8000	4/17/2015
713278109	Sell	1300	4/17/2015
713278109	Buy	3000	4/17/2015
713278109	Buy	1000	4/17/2015
713278109	Buy	1000	4/17/2015
713278109	Buy	500	4/17/2015
713278109	Buy	2000	4/17/2015
713278109	Buy	500	4/17/2015
713278109	Buy	2000	4/20/2015
713278109	Buy	500	4/23/2015
713278109	Sell	2000	4/23/2015
713278109	Buy	1500	4/24/2015
713278109	Buy	400	4/24/2015
713278109	Sell	2000	4/27/2015
713278109	Sell	1200	4/27/2015
713278109	Buy	3000	4/28/2015
713278109	Buy	1000	4/28/2015
713278109	Buy	1000	4/28/2015
713278109	Buy	2000	4/28/2015
713278109	Buy	2000	4/28/2015
713278109	Buy	700	4/28/2015
713278109	Buy	1000	4/28/2015
713278109	Buy	3000	4/29/2015
713278109	Buy	2000	4/29/2015
713278109	Buy	2000	4/29/2015
713278109	Buy	1000	4/29/2015

713278109	Buy	23000	4/29/2015
713278109	Buy	2000	4/29/2015
713278109	Buy	2000	4/29/2015
713278109	Buy	900	4/29/2015
713278109	Buy	100	4/29/2015
713278109	Sell	100	4/29/2015
713278109	Buy	5000	4/30/2015
713278109	Buy	4000	4/30/2015
713278109	Buy	5000	4/30/2015
713278109	Buy	15000	4/30/2015
713278109	Buy	15000	4/30/2015
713278109	Buy	1000	4/30/2015
713278109	Buy	2000	4/30/2015
713278109	Buy	4000	4/30/2015
713278109	Buy	12000	4/30/2015
713278109	Buy	4000	4/30/2015
713278109	Buy	1500	4/30/2015
713278109	Buy	750	5/1/2015
713278109	Buy	1600	5/1/2015
713278109	Buy	1400	5/1/2015
713278109	Buy	3000	5/1/2015
713278109	Buy	500	5/6/2015
713278109	Buy	10000	5/6/2015
713278109	Buy	4000	5/6/2015
713278109	Buy	2500	5/6/2015
713278109	Buy	1000	5/6/2015
713278109	Buy	200	5/6/2015

713278109	Buy	500	5/6/2015
713278109	Buy	3000	5/7/2015
713278109	Buy	10000	5/8/2015
713278109	Sell	8000	5/8/2015
713278109	Sell	2000	5/11/2015
713278109	Sell	2500	5/11/2015
713278109	Sell	100	5/11/2015
713278109	Buy	4000	5/13/2015
713278109	Sell	3000	5/13/2015
713278109	Buy	2000	5/13/2015
713278109	Buy	1000	5/13/2015
713278109	Buy	943	5/13/2015
713278109	Buy	500	5/13/2015
713278109	Buy	2000	5/13/2015
713278109	Buy	2000	5/14/2015
713278109	Buy	1057	5/14/2015
713278109	Buy	2000	5/14/2015
713278109	Buy	982	5/14/2015
713278109	Buy	800	5/14/2015
713278109	Buy	718	5/15/2015
713278109	Buy	700	5/15/2015
713278109	Buy	400	5/19/2015
713278109	Buy	300	5/19/2015
713278109	Buy	200	5/19/2015
713278109	Buy	200	5/19/2015
713278109	Buy	400	5/19/2015
713278109	Buy	200	5/19/2015

713278109	Buy	200	5/19/2015
713278109	Sell	500	5/19/2015
713278109	Buy	1000	5/20/2015
713278109	Buy	5000	5/20/2015
713278109	Sell	1000	5/20/2015
713278109	Sell	1000	5/20/2015
713278109	Sell	1000	5/21/2015
713278109	Buy	5000	5/22/2015
713278109	Buy	7000	5/26/2015
713278109	Buy	700	5/27/2015
713278109	Buy	1500	5/27/2015
713278109	Buy	1500	5/27/2015
713278109	Buy	800	6/1/2015
713278109	Buy	500	6/1/2015
713278109	Buy	700	6/1/2015

BRUCE M. LISMAN

713278109	Buy	329	4/16/2015
713278109	Buy	1,671	4/17/2015

PHILIP T. BLAZEK

None

F. JACK LIEBAU, JR.

None

MATTHEW GOLDFARB

None

SCHEDULE II

The following table is reprinted from the Company’s Preliminary Proxy Statement filed with the Securities and Exchange Commission on June 3, 2015.

SHARE OWNERSHIP

Who are Pep Boys’ largest shareholders?

Based on a review of filings with the SEC, the following table provides information about those shareholders that beneficially own more than 5% of the outstanding shares of Pep Boys Stock.

Name	Number of Shares Owned	Percent of Outstanding Shares
GAMCO Investors, Inc. and affiliates One Corporate Center Rye, NY 10580(a)	10,171,122	18.91%
BlackRock, Inc. 55 East 52nd Street New York, NY 10022(b)	4,755,753	8.8%
Dimensional Fund Advisors LP 6300 Bee Cave Road Austin, TX 78746(c)	4,494,459	8.3%
Glenhill Advisors LLC and affiliates 600 Fifth Avenue, 11th Floor New York, NY 10020(d)	3,751,158	7.0%
Franklin Resources, Inc. and affiliates One Franklin Parkway San Mateo, CA 94403(e)	3,456,495	6.4%
The Vanguard Group 100 Vanguard Boulevard Malvern, PA 19355(f)	3,166,279	5.9%

(a)	Based upon information disclosed in a Schedule 13D/A filed on May 18, 2015.

(b)	Based upon information disclosed in a Schedule 13G/A filed on January 22, 2015.

(c)	Based upon information disclosed in a Schedule 13G/A filed on February 5, 2015. Dimensional Fund Advisers LP disclaims beneficial ownership of such shares.

(d)	Based upon information disclosed in a Schedule 13D filed on May 22, 2015.

(e)	Based upon information disclosed in a Schedule 13G filed on February 5, 2015. Franklin Resources, Inc. and affiliates disclaim beneficial ownership of such shares.

(f)	Based upon information disclosed in a Schedule 13G/A filed on February 11, 2015

How many shares do Pep Boys’ directors and executive officers own?

The following table shows how many shares our directors and executive officers named in the Summary Compensation Table beneficially owned on May 27, 2015.  The business address for each of such individuals is 3111 West Allegheny Avenue, Philadelphia, PA 19132.

Name	Number of Shares Owned	Percent of Outstanding Shares
James A. Mitarotonda(b)	384,882	+
Nick White	117,610	+
Robert H. Hotz	94,281	+
Jane Scaccetti	85,883	+
John T. Sweetwood	79,966	+
David R. Stern	82,609	+
M. Shân Atkins	71,933	+
Thomas J. Carey	56,040	+
Christopher J. Adams	51,257	+
John J. Kelly	42,300	+
Robert Rosenblatt	14,907	+
Andrea M. Weiss	14,907	+
Michael R. Odell (c)	856,118	1.6%
Directors and executive officers as a group (15 people)	1,401,648	2.6%
+           Represents less than 1%.

(a)           Includes shares for which the named person has sole voting and investment power and non-voting interests including restricted stock units and deferred compensation accounted for as Pep Boys Stock.  Also includes shares that can be acquired through stock option exercises through June 8, 2015:  Mitarotonda — 26,168;  White — 26,168; Hotz — 26,168; Scaccetti — 26,168; Sweetwood — 26,168; Stern — 23,873; Atkins — 26,168; Carey — 16,912; Adams — 16,711; Kelly — 10,076; Odell — 667,483; and as a group — 343,169.

(b)           Mr. Mitarotonda is the sole shareholder and director of LNA Capital Corp., which is the general partner of Barington Capital Group, L.P., which is the majority member of Barington Companies Investors, LLC (“Barington Investors”).  Barington Investors is the general partner of Barington Companies Equity Partners, L.P. (“Barington”).  Barington beneficially owns 320,705 shares of Pep Boys Stock.   Mr. Mitarotonda disclaims beneficial ownership of these shares, except to the extent of his pecuniary interest therein.

(c)           Mr. Odell’s ownership is reported as of September 26, 2014, the last day of his employment with Pep Boys.

IMPORTANT

Tell your Board what you think! Your vote is important.  No matter how few Common Shares you own, please give GAMCO your proxy FOR the election of the Nominees by taking three (3) steps:

●           SIGNING the enclosed BLUE proxy card,

●           DATING the enclosed BLUE proxy card, and

●           MAILING the enclosed BLUE proxy card TODAY in the envelope provided (no postage is required if mailed in the United States).

If any of your Common Shares are held in the name of a brokerage firm, bank, bank nominee or other institution, only it can vote such Common Shares and only upon receipt of your specific instructions.  Depending upon your broker or custodian, you may be able to vote either by toll-free telephone or by the Internet.  Please refer to the enclosed voting form for instructions on how to vote electronically.  You may also vote by signing, dating and returning the enclosed BLUE voting form.

If you have any questions or require any additional information concerning this Proxy Statement, please contact GAMCO at its address below.

GAMCO ASSET MANAGEMENT INC. ONE CORPORATE CENTER RYE, NEW YORK 10580 (800) 422-3554

PRELIMINARY COPY SUBJECT TO COMPLETION
DATED JUNE 8, 2015

THE PEP BOYS-MANNY, MOE & JACK

2015 ANNUAL MEETING OF SHAREHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF GAMCO ASSET MANAGEMENT INC.

THE BOARD OF DIRECTORS OF THE PEP BOYS-MANNY, MOE & JACK
IS NOT SOLICITING THIS PROXY

P            R            O            X            Y

The undersigned each of George Maldonado and David Goldman, jointly and severally, as attorney and agent with full power of substitution to vote all common stock of The Pep Boys-Manny, Moe & Jack (the “Company”) which the undersigned would be entitled to vote if personally present at the 2015 Annual Meeting of Shareholders of the Company, which is scheduled to be held at The Pep Boys’ Store Support Center located at 3111 West Allegheny Avenue, Philadelphia, Pennsylvania 19132, at 9:00 a.m., eastern daylight time (including any adjournments or postponements thereof and any meeting called in lieu thereof, the “Annual Meeting”).

The undersigned hereby revokes any other proxy or proxies heretofore given to vote or act with respect to the common stock (the “Common Shares”) of the Company held by the undersigned, and hereby ratifies and confirms all action the herein named attorneys and proxies, their substitutes, or any of them may lawfully take by virtue hereof.  If properly executed, this Proxy will be voted as directed on the reverse and in the discretion of the herein named attorneys and proxies or their substitutes, consistent with Rule 14a-4(c)(3) promulgated under the Securities Exchange Act of 1934, as amended, with respect to any other matters as may properly come before the Annual Meeting that are unknown to GAMCO Asset Management Inc. (“GAMCO”) a reasonable time before this solicitation.  Shareholders have the right to vote cumulatively in Proposal No. 1 and, unless otherwise instructed, the shares represented by this Proxy will be voted cumulatively in favor of one (1) or more of the nominees, at GAMCO’s sole discretion, in order to elect as many of the nominees as possible.

IF NO DIRECTION IS INDICATED WITH RESPECT TO THE PROPOSALS ON THE REVERSE, THIS PROXY WILL BE VOTED “FOR” PROPOSAL 1, [“FOR”] PROPOSAL 2, AND [“FOR”] PROPOSAL 3.

This Proxy will be valid until the completion of the Annual Meeting.  This Proxy will only be valid in connection with GAMCO’s solicitation of proxies for the Annual Meeting.

IMPORTANT:  PLEASE SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY!

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

[X] Please mark vote as in this example

GAMCO STRONGLY RECOMMENDS THAT SHAREHOLDERS VOTE IN FAVOR OF THE NOMINEES LISTED BELOW IN PROPOSAL 1.  GAMCO RECOMMENDS A VOTE [FOR] PROPOSAL 2 AND A VOTE [FOR] PROPOSAL 3.

1. GAMCO’s proposal to elect Bruce M. Lisman, Philip T. Blazek, F. Jack Liebau, Jr. and Matthew Goldfarb to serve as directors of the Company until the 2016 annual meeting of shareholders and until their respective successors have been duly elected and qualified.

		FOR ALL NOMINEES	WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES	FOR ALL EXCEPT NOMINEE(S) WRITTEN BELOW
Nominees:	Bruce M. Lisman Philip T. Blazek F. Jack Liebau, Jr. Matthew Goldfarb	[ ]	[ ]	[ ]
__________
__________

Unless you specify different directions with respect to cumulative voting, this Proxy authorizes the proxy holders to cumulate votes that the undersigned is entitled to cast at the Annual Meeting.  Accordingly, unless otherwise instructed in accordance with the foregoing, the Common Shares represented by this Proxy will be voted cumulatively in favor of one (1) or more of the nominees listed above, at GAMCO’s sole discretion, in order to elect as many of the nominees listed above as possible.  The shares represented by this Proxy will not be cumulated with respect to any nominee for whom the authority to vote has been withheld.

GAMCO does not expect that any of the Nominees will be unable to stand for election, but, in the event that any Nominee is unable to serve or for good cause will not serve, the Common Shares represented by this proxy card will be voted for substitute nominee(s), to the extent this is not prohibited under the Company’s bylaws (the “Bylaws”) and applicable law.  In addition, GAMCO has reserved the right to nominate substitute person(s) if the Company makes or announces any changes to the Bylaws or takes or announces any other action that has, or if consummated would have, the effect of disqualifying any Nominee, to the extent this is not prohibited under the Bylaws and applicable law.  In any such case, Common Shares represented by this proxy card will be voted for such substitute nominee(s).

There is no assurance that any of the candidates who have been nominated by the Company will serve as directors if any of our Nominees are elected.

Note: If you do not wish for your shares of Common Shares to be voted “FOR” a particular nominee, mark the “FOR ALL NOMINEES EXCEPT” box and write the name(s) of the nominee(s) you do not support on the line below.  Your Shares will be voted for the remaining nominee(s).  You may also withhold authority to vote for one (1) or more additional candidates who have been nominated by the Company by writing the name(s) of the nominee(s) below.

2. Advisory resolution to approve the compensation of the Company’s named executive officers for the fiscal year ended January 31, 2015 as disclosed in the Company’s Annual Meeting proxy statement.

☐ FOR	☐ AGAINST	☐ ABSTAIN

3. Ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 30, 2016

☐ FOR	☐ AGAINST	☐ ABSTAIN

DATED:  ____________________________

____________________________________
(Signature)

____________________________________
(Signature, if held jointly)

____________________________________
(Title)

WHEN SHARES ARE HELD JOINTLY, JOINT OWNERS SHOULD EACH SIGN.  EXECUTORS, ADMINISTRATORS, TRUSTEES, ETC., SHOULD INDICATE THE CAPACITY IN WHICH SIGNING.  PLEASE SIGN EXACTLY AS NAME APPEARS ON THIS PROXY.